EXHIBIT 3

                            CIRCUIT CITY STORES, INC.

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION


                                    ARTICLE I
                                      NAME

         The name of the Corporation is Circuit City Stores, Inc.


                                   ARTICLE II
                                    PURPOSES

         The purpose for which the Corporation is organized is to engage in any lawful business not required by the Virginia Stock Corporation Act to be stated in the Articles of Incorporation.

         The Corporation shall have all of the corporate powers of any character which are not prohibited by law or required to be stated in the Articles of Incorporation.


                                   ARTICLE III
                                  CAPITAL STOCK

         A.  Authorized   Stock.   The  aggregate  number  of  shares  that  the
Corporation shall have authority to issue and the par value per share are as follows:

          Class             Number of Shares                  Par Value

         Preferred              2,000,000                       $20.00
         Common               350,000,000                       $  .50

         B. Preemptive Rights. No holder of outstanding shares of any class of stock shall have any preemptive right with respect to (i) any shares of any class of stock of the Corporation or other security that the Corporation may determine to issue, whether the shares of stock or other security to be issued is now or hereafter authorized, (ii) any warrants, rights or options to purchase any such stock or other security, or (iii) any obligations convertible into any such stock or other security or into warrants, rights or options to purchase any such stock or other security.


                                   ARTICLE IV
                                 PREFERRED STOCK

         A. General. Certain provisions relating to the Preferred Stock and the relative rights of the Preferred Stock and the holders of the outstanding shares thereof, regardless of series, are set forth below.

            (1) Issuance in Series. The Board of Directors is authorized to issue the Preferred Stock from time to time in one or more series and to provide for the relative rights and preferences of each series by the adoption of a resolution or resolutions fixing:

            (a) The maximum number of shares in a series and the designation of the series, which designation shall distinguish the shares thereof from the shares of any other series or class;



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            (b) The rate of  dividend,  the time of payment,  whether  dividends shall be cumulative and if so, the dates from which they shall be cumulative, and the extent of participation rights, if any;

            (c) Any right to vote with holders of shares of any other series or class and any right to vote as a class, either generally or as a condition to specified corporate action; provided, however, that no holder of shares of Preferred Stock shall ever be entitled to more than one vote for each share held by him;

            (d) The price at and the terms and conditions on which shares may be redeemed;

            (e) The amount payable upon shares in the event of involuntary liquidation;

            (f) The amount payable upon shares in the event of voluntary liquidation;

            (g) Sinking fund provisions for the redemption or purchase of shares; and

            (h) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion; and

            (i) Any other designations, rights, preferences or limitations that are now or hereafter permitted by the laws of the Commonwealth of Virginia and are not inconsistent with the provisions of paragraph
         (A)(1) of this Article.

            (2) Articles of Amendment. Before the issuance of any shares of a series of the Preferred Stock (other than shares for which provision is already made in these Amended and Restated Articles of Incorporation), Articles of Amendment establishing such series shall be filed with and made effective by the State Corporation Commission of Virginia, as required by law.

            (3) Parity of All Shares. All shares of the Preferred Stock, regardless of series, shall be identical with each other in all respects except as is permitted in paragraph (A)(1) of this Article.

            (4) Definitions. As used herein the following terms shall have the following meanings:

            (a) "Capital Stock" means any capital stock of any class or series (however designated) of the Corporation.

            (b) "Common Stock" means the Common Stock of the Corporation.

            (c) "Dividends Accrued" means, with respect to the shares of each series of the Preferred Stock an amount equal to the dividends thereon at the annual dividend rate for such series computed from the date of issue to the date to which reference is made, plus any additional amounts provided by participation rights, whether or not such amounts or any part thereof shall have been declared or set aside to be paid and whether there shall be or have been any funds out of which such amounts might legally be paid, less the amount of dividends or participation rights declared and paid thereon.

            (d) "Junior Stock" means any Capital Stock ranking, as to dividends and as to rights in liquidation, dissolution or winding up of the affairs of the Corporation, subordinate to the Preferred Stock.

            (e) "Parity Stock" means any Capital Stock ranking, as to dividends and as to rights in liquidation, dissolution or winding up of the affairs of the Corporation, equally with the Preferred Stock.

            (f) "Preferred Stock" means the Preferred Stock of the Corporation.

            (g) "Redemption" means any purchase or acquisition by the Corporation, for a consideration, of shares of the Preferred Stock, whether pursuant to an option of the Corporation or a sinking fund or otherwise, if the holder of the Preferred Stock being acquired by the Corporation is required to sell the shares the Corporation is acquiring or if, as a result of any such purchase or acquisition, the Corporation takes a credit against a sinking fund obligation.

            (h) "Redemption Date" means the date fixed for the Redemption of any shares of the Preferred Stock in a notice of Redemption given pursuant to paragraph (A)(7) of this Article.

            (i) "Redemption Price" means, with respect to the shares of each series of the Preferred Stock, the price at which the Corporation shall or may redeem such shares pursuant to the terms of the Articles of Serial Designation for such series.

            (j) "Subsidiary" means any corporation a majority of the outstanding Voting Stock of which is owned, directly or indirectly, by the Corporation or by the Corporation and one or more Subsidiaries.

            (k) "Voting Stock" means stock of any class (however designated) having voting power for the election of a majority of the board of directors (or other governing body) of a corporation, other than stock having such powers only by reason of the happening of a contingency.

            (5) Dividends.

            (a) The holders of outstanding shares of each series of the Preferred Stock shall be entitled to receive, if, when and as declared by the Board of Directors, out of funds legally available therefor, cash dividends in accordance with the terms set forth in the amendment to these Amended and Restated Articles of Incorporation establishing such series.

            (b) No dividends whatsoever shall be declared or paid upon, or any sums set apart for the payment of dividends upon, any shares of Preferred Stock or Parity Stock for any dividend period unless a like proportionate dividend for the same dividend period (ratable in proportion to the respective annual dividend rates) shall have been declared and paid upon, or declared and a sufficient sum set apart for the payment of such dividend upon, all outstanding shares of Preferred Stock.

            (c) Unless Dividends Accrued (to the extent that the amount thereof shall have been determinable) on all outstanding shares of each series of the Preferred Stock for all past dividend periods and the then current period shall have been declared and paid, or declared and a sum sufficient for the payment thereof set apart, and all mandatory sinking fund payments required to be made pursuant to the terms of any series of the Preferred Stock shall have been made in full, then (i) no dividend whatsoever (other than a dividend payable solely in Junior Stock) shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any shares of Junior Stock; (ii) no other distribution shall be made upon any shares of Junior Stock; (iii) no shares of Junior Stock shall be purchased, redeemed or otherwise acquired for value by the Corporation or by any Subsidiary; and (iv) no monies shall be paid into or set apart or made available for a sinking or other like fund for the purchase, Redemption or other acquisition for value of any shares of Junior Stock by the Corporation or any Subsidiary.

                  (6) Voting Rights. No holder of outstanding shares of any series of the Preferred Stock shall be entitled to vote for the election of directors or upon any other matter, or to receive notice of or to participate in any meeting of the stockholders of the Corporation, except (i) as hereinafter provided or as provided in the amendment to these Amended and Restated Articles of Incorporation establishing such series and (ii) as may be required by law.

                  (7)      Redemption.

                  (a) Redemptions of outstanding shares of any series of the Preferred Stock shall be made pursuant to the terms and conditions set forth in these Amended and Restated Articles of Incorporation or in the amendment thereto establishing such series and, unless they provide otherwise, shall be made in the manner hereinbelow set forth.

                  (b) No less than thirty (30) nor more than sixty (60) days prior to the Redemption Date notice of Redemption shall be given by first class mail, postage prepaid, to the holders of record of the outstanding shares of the Preferred Stock being redeemed at their last known post office addresses shown in the Corporation's stock transfer records. The notice of Redemption shall set forth the paragraph or paragraphs of these Amended and Restated Articles of Incorporation (or the amendment thereto establishing the series of which such shares are a part) pursuant to which the shares are being redeemed, the number of shares to be redeemed, the date fixed for Redemption, the Redemption Price, and the place or places where certificates representing shares to be redeemed may be surrendered. In case less than all of the outstanding shares of a series are to be redeemed (i) the shares to be redeemed shall be selected by lot or redeemed ratably or in such other equitable manner as the Board of Directors may determine, and (ii) the notice of Redemption shall set forth the numbers of the certificates representing shares to be redeemed and, if less than all of the shares represented by any such certificate are to be redeemed, the number of shares to be redeemed which are represented by such certificate.

                  (c) If notice of Redemption of any outstanding shares of any series of the Preferred Stock shall have been duly mailed as hereinabove provided, then on or before the Redemption Date the Corporation shall deposit cash sufficient to pay the Redemption Price of such shares in trust for the Benefit of the holders of the shares to be redeemed in any bank or trust company in the City of Richmond, Virginia, having capital and surplus aggregating at least $50,000,000 as of the date of its most recent report of financial condition and named in such notice, with irrevocable instructions and authority to apply such amount to the Redemption of the shares so called for Redemption against surrender for cancellation of the certificates representing such shares. From and after the time of such deposit all shares for the Redemption of which such deposit shall have been so made shall, whether or not the certificates therefor shall have been surrendered for cancellation, be no longer deemed to be outstanding for any purpose and all rights with respect to such shares shall thereupon cease and terminate except the right to receive payment of the Redemption Price, but without interest. Any interest accrued on such funds shall be paid to the Corporation from time to time. Any fund so deposited and unclaimed at the end of five years from the Redemption Date shall be repaid to the Corporation, free of trust, and the holders of the shares called for Redemption who shall not have surrendered their certificates representing such shares prior to such repayment shall be deemed to be unsecured creditors of the Corporation for the amount of the Redemption Price and shall look only to the Corporation for payment thereof, without interest, subject to the laws of the Commonwealth of Virginia.

                  (d) The Corporation shall also have the right to acquire outstanding shares of any series of the Preferred Stock otherwise than by Redemption, from time to time, for such consideration as may be acceptable to the holders thereof; provided, however, that if all Dividends Accrued on all outstanding shares of such series shall not have been declared and paid or declared and a sum sufficient for the payment thereof set apart, neither the Corporation nor any Subsidiary shall so acquire any shares of such series except in accordance with a purchase offer made on the same terms to all the holders of the outstanding shares of such series.

                  (e) Shares of any series of the Preferred Stock purchased, redeemed or otherwise acquired by the Corporation shall constitute authorized but unissued shares of Preferred Stock but undesignated as to series, as provided by law, and, unless otherwise provided in these Amended and Restated Articles of Incorporation or in the amendment thereto establishing such series of the Preferred Stock, may be reissued by the Corporation.

                  (8) Liquidation. In the event of the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of each series of the Preferred Stock then outstanding shall be entitled to be paid in cash out of the net assets of the Corporation, including its capital, an amount equal to the Redemption Price and no more, before any distribution or payment shall be made to the holders of shares of Junior Stock and, after payment to the holders of the outstanding shares of each series of the Preferred Stock of the amounts to which they are respectively entitled, the balance of such assets, if any, shall be paid to the holders of Junior Stock according to their respective rights. For the purposes of the preceding sentence, neither the consolidation of the Corporation with nor the merger of the Corporation into any other corporation, nor the sale, lease or other disposition of all or substantially all of the Corporation's properties and assets shall, without further corporate action, be deemed a liquidation, dissolution or winding up of the affairs of the Corporation. If the net assets of the Corporation are insufficient to pay the holders of the outstanding shares of each series of the Preferred Stock the full amounts to which they are respectively entitled, the entire net assets of the Corporation remaining shall be distributed ratably to the holders of the outstanding shares of the Preferred Stock in proportion to the full amounts to which they are respectively entitled.

                  (9) Conflicting Provisions. Subsequent to the date these Amended and Restated Articles of Incorporation become effective the Corporation may issue one or more series of Preferred Stock. In the event that any of the foregoing provisions of these Amended and Restated Articles of Incorporation conflict with the provisions of the amendment thereto establishing a series of the Preferred Stock, then, as to such series, the specific provisions which relate to it, and not the general provisions hereinabove set forth, shall control.

         C.       Series E Preferred Stock.

         The Board of Directors of the Corporation has heretofore designated 500,000 shares of the Preferred Stock as the Cumulative Participating Preferred Stock, Series E ("Series E Stock"). Such number may from time to time be decreased (but not below the number of shares of Series E Stock then outstanding) by the Board of Directors of the Corporation. In addition to any relative rights and preferences hereinabove granted, the relative rights and preferences of such series and the holders of the outstanding shares thereof are as set forth in paragraphs (C)(1) through (C)(5) of this Article.

                  (1)      Dividends and Distributions.

                  (a) The holders of shares of the Series E Stock, in preference to the holders of shares of the Circuit City Stock and the CarMax Stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth day (or, if not a business day, the preceding business day) of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Series E Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 400 times the aggregate per share amount of all cash dividends, and 400 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Circuit City Stock, or a subdivision of the outstanding shares of Circuit City Stock (by reclassification or otherwise), declared on the Circuit City Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of the Series E Stock. In the event the Corporation shall at any time after January 1, 1997 declare or pay any dividend on Circuit City Stock payable in shares of Circuit City Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Circuit City Stock (by reclassification or otherwise than by payment of a dividend in shares of Circuit City Stock) into a greater or lesser number of shares of Circuit City Stock, then in each such case the amount per share to which holders of shares of the Series E Stock shall be entitled under clause (b) of the preceding sentence shall be adjusted by multiplying the amount per share to which holders of shares of the Series E Stock were entitled immediately prior to such event under clause (b) of the preceding sentence by a fraction the numerator of which is the number of shares of Circuit City Stock outstanding immediately after such event and the denominator of which is the number of shares of Circuit City Stock that were outstanding immediately prior to such event.

                  (b) The Corporation shall declare a dividend or distribution on the Series E Stock as provided in paragraph (C)(1)(a) of this
         Article immediately after it declares a dividend or distribution on the Circuit City Stock (other than a dividend payable in shares of Circuit City Stock); provided that, in the event no dividend or distribution shall have been declared on the Circuit City Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series E Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                  (c) Dividends shall begin to accrue and be cumulative on outstanding shares of the Series E Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of the Series E Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of the Series E Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of the Series E Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of the Series E Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

                  (2) Voting Rights. Except to the extent provided by law, the holders of shares of the Series E Stock shall not be entitled (i) to vote on any matter or (ii) to receive notice of, or to participate in, any meeting of shareholders of the Corporation at which they are not entitled to vote.

                  (3)      Certain Restrictions.

                  (a) Whenever quarterly dividends or other dividends or distributions payable on the Series E Stock as provided in paragraph
         (C)(1) of this Article are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of the Series E Stock outstanding shall have been paid in full, the Corporation shall not:

                           (i) declare, set apart or pay dividends on or make any other distributions on the Common Stock or any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series E Stock;

                           (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series E Stock, except dividends paid ratably on the Series E Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

                           (iii) redeem or purchase or otherwise acquire for consideration shares of the Series E Stock, any such parity stock or any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Series E Stock, or set aside for or pay to any sinking fund therefor.

                  (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (C)(3)(a) of this Article, purchase or otherwise acquire such shares at such time and in such manner.

                  (4) Reacquired Shares. Any shares of the Series E Stock redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, par value $20.00 per share, and may be reissued as a new series or a part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of an existing series of Preferred Stock.


                  (5)      Redemption.

                  (a) The Corporation may, at its option and at any time and from time to time after April 29, 2048, redeem all or any portion of the outstanding shares of Series E Stock.

                  (b) The redemption price shall be an amount per share equal to the greater of (i) $14,000 or (ii) subject to the provision for adjustment hereinafter set forth, 400 times the current market price per share of Circuit City Stock on the date fixed for redemption, plus in each such case an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date fixed for redemption. The current market price per share of Circuit City Stock on any date shall be deemed to be the average of the daily closing prices per share of such Circuit City Stock for the 30 consecutive trading days immediately prior to such date. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange ("NYSE") or, if the Common Stock is not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Circuit City Stock is listed or admitted to trading or, if the Circuit City Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations Systems ("NASDAQ") or such other system then in use, or, if on any such date the Circuit City Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Circuit City Stock. If no professional market maker is then making a market in the Circuit City Stock, the current market price per share of the Circuit City Stock shall be deemed to be $1.00. As used herein, the term trading day shall mean a day on which the principal national securities exchange on which the Circuit City Stock is listed or admitted to trading is open for the transaction of business or, if the Circuit City Stock is not listed or admitted to trading on any national securities exchange, a business day. In the event the Corporation shall at any time after January 1, 1997 declare or pay any dividend on Common Stock payable in shares of Circuit City Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Circuit City Stock) into a greater or lesser number of shares of Circuit City Stock, then in each such case the aggregate amount per share to which holders of shares of the Series E Stock shall be entitled under the provisions of the first sentence of this paragraph shall be adjusted by multiplying the amount per share to which holders of shares of the Series E Stock should have been entitled immediately prior to such event under the provisions of the first sentence of this paragraph by a fraction the numerator of which is the number of shares of Circuit City Stock outstanding immediately after such event and the denominator of which is the number of shares of Circuit City Stock that were outstanding immediately prior to such event.

                  (c) In case less than all of the outstanding shares of Series E Stock are to be redeemed, not more than 60 days prior to the date fixed for redemption the Corporation shall select the shares to be redeemed. Such shares shall be selected by lot or designated ratably or in such other equitable manner as the Corporation may determine. The Corporation in its discretion may select the particular certificates (if there are more than one) representing shares registered in the name of a holder that are to be redeemed.

                  (d) Not less than 30 nor more than 60 days prior to the date fixed for redemption, notice of redemption shall be given by first class mail, postage prepaid, to the holders of record of the outstanding shares of the Series E Stock to be redeemed at their last known addresses shown in the Corporation's share transfer records. The notice of redemption shall set forth the paragraph of this Article pursuant to which the shares are being redeemed, the number of shares to be redeemed, the date fixed for redemption, the applicable redemption price, and the place or places where certificates representing shares to be redeemed may be surrendered. In case less than all of the outstanding shares of the Series E Stock are to be redeemed the notice of redemption shall also set forth the numbers of the certificates representing shares to be redeemed and, in case less than all shares represented by any such certificate are to be redeemed, the number of shares represented by such certificate to be redeemed.

                  (e) If notice of redemption of any outstanding shares of Series E Stock shall have been duly mailed as herein provided, then on or before the date fixed for redemption the Corporation shall deposit cash sufficient to pay the redemption price of such shares in trust for the benefit of the holders of the shares to be redeemed with any bank or trust company in the City of Richmond, Commonwealth of Virginia, having capital and surplus aggregating at least $50,000,000 as of the date of its most recent report of financial condition and named in such notice, to be applied to the redemption of the shares so called for redemption against surrender for cancellation of the certificates representing such shares. From and after the time of such deposit all shares for the redemption of which such deposit shall have been made shall, whether or not the certificates therefor shall have been surrendered for cancellation, no longer be deemed to be outstanding for any purpose, and all rights with respect to such shares shall thereupon cease and terminate except the right to receive payment of redemption price but without interest. Any interest earned on funds so deposited shall be paid to the Corporation from time to time. Any funds so deposited and unclaimed at the end of five years from the date fixed for redemption shall be repaid to the Corporation, free of trust, and the holders of the shares called for redemption who shall not have surrendered their certificates representing such shares prior to such repayment shall be deemed to be unsecured creditors of the Corporation for the amount of the redemption price and shall look only to the Corporation for payment thereof, without interest, subject to the laws of the Commonwealth of Virginia.

                  (f) The Corporation shall also have the right to acquire outstanding shares of Series E Stock otherwise than by redemption pursuant to paragraph (C)(5)(a) of this Article, from time to time for such consideration as may be acceptable to the holders thereof; provided, however, that if all dividends accrued on all outstanding shares of Series E Stock shall not have been declared and paid or declared and a sum sufficient for the payment thereof set apart, neither the Corporation nor any subsidiary shall so acquire any shares of Series E Stock except in accordance with a purchase offer made on the same terms to all the holders of the outstanding shares of Series E Stock.





         D.       Series F Preferred Stock.

         The Board of Directors of the Corporation has heretofore designated 500,000 shares of the Preferred Stock as the Cumulative Participating Preferred Stock, Series F ("Series F Stock"). Such number may from time to time be decreased (but not below the number of shares of Series F Stock then outstanding) by the Board of Directors of the Corporation. In addition to any relative rights and preferences hereinabove granted, the relative rights and preferences of such series and the holders of the outstanding shares thereof are as set forth in paragraphs (D)(1) through (D)(5) of this Article.

                  (1)      Dividends and Distributions.

                  (a) The holders of shares of the Series F Stock, in preference to the holders of shares of the Circuit City Stock and the CarMax Stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth day (or, if not a business day, the preceding business day) of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Series F Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 400 times the aggregate per share amount of all cash dividends, and 400 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of CarMax Stock, or a subdivision of the outstanding shares of CarMax Stock (by reclassification or otherwise), declared on the CarMax Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of the Series F Stock. In the event the Corporation shall at any time after January 1, 1997 declare or pay any dividend on CarMax Stock payable in shares of CarMax Stock, or effect a subdivision or combination or consolidation of the outstanding shares of CarMax Stock (by reclassification or otherwise than by payment of a dividend in shares of CarMax Stock) into a greater or lesser number of shares of CarMax Stock, then in each such case the amount per share to which holders of shares of the Series F Stock shall be entitled under clause
         (b) of the preceding sentence shall be adjusted by multiplying the amount per share to which holders of shares of the Series F Stock were entitled immediately prior to such event under clause (b) of the preceding sentence by a fraction the numerator of which is the number of shares of CarMax Stock outstanding immediately after such event and the denominator of which is the number of shares of CarMax Stock that were outstanding immediately prior to such event.

                  (b) The Corporation shall declare a dividend or distribution on the Series F Stock as provided in paragraph (D)(1)(a) of this
         Article immediately after it declares a dividend or distribution on the CarMax Stock (other than a dividend payable in shares of CarMax Stock); provided that, in the event no dividend or distribution shall have been declared on the CarMax Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series F Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                  (c) Dividends shall begin to accrue and be cumulative on outstanding shares of the Series F Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of the Series F Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of the Series F Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of the Series F Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of the Series F Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

                  (2) Voting Rights. Except to the extent provided by law, the holders of shares of the Series F Stock shall not be entitled (i) to vote on any matter or (ii) to receive notice of, or to participate in, any meeting of shareholders of the Corporation at which they are not entitled to vote.

                  (3)      Certain Restrictions.

                  (a) Whenever quarterly dividends or other dividends or distributions payable on the Series F Stock as provided in paragraph
         (C)(1) of this Article are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of the Series F Stock outstanding shall have been paid in full, the Corporation shall not:

                           (i) declare, set apart or pay dividends on or make any other distributions on the Common Stock or any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F Stock;

                           (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series F Stock, except dividends paid ratably on the Series F Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

                           (iii) redeem or purchase or otherwise acquire for consideration shares of the Series F Stock, any such parity stock or any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Series F Stock, or set aside for or pay to any sinking fund therefor.

                  (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (D)(3)(a) of this Article, purchase or otherwise acquire such shares at such time and in such manner.

                  (4) Reacquired Shares. Any shares of the Series F Stock redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, par value $20.00 per share, and may be reissued as a new series or a part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of an existing series of Preferred Stock.

                  (5)      Redemption.

                  (a) The Corporation may, at its option and at any time and from time to time after April 29, 2048, redeem all or any portion of the outstanding shares of Series F Stock.

                  (b) The redemption price shall be an amount per share equal to the greater of (i) $8,800 or (ii) subject to the provision for adjustment hereinafter set forth, 400 times the current market price per share of CarMax Stock on the date fixed for redemption, plus in each such case an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date fixed for redemption. The current market price per share of CarMax Stock on any date shall be deemed to be the average of the daily closing prices per share of such CarMax Stock for the 30 consecutive trading days immediately prior to such date. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange ("NYSE") or, if the Common Stock is not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the CarMax Stock is listed or admitted to trading or, if the CarMax Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations Systems ("NASDAQ") or such other system then in use, or, if on any such date the CarMax Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the CarMax Stock. If no professional market maker is then making a market in the CarMax Stock, the current market price per share of the CarMax Stock shall be deemed to be $1.00. As used herein, the term trading day shall mean a day on which the principal national securities exchange on which the CarMax Stock is listed or admitted to trading is open for the transaction of business or, if the CarMax Stock is not listed or admitted to trading on any national securities exchange, a business day. In the event the Corporation shall at any time after January 1, 1997 declare or pay any dividend on Common Stock payable in shares of CarMax Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of CarMax Stock) into a greater or lesser number of shares of CarMax Stock, then in each such case the aggregate amount per share to which holders of shares of the Series F Stock shall be entitled under the provisions of the first sentence of this paragraph shall be adjusted by multiplying the amount per share to which holders of shares of the Series F Stock should have been entitled immediately prior to such event under the provisions of the first sentence of this paragraph by a fraction the numerator of which is the number of shares of CarMax Stock outstanding immediately after such event and the denominator of which is the number of shares of CarMax Stock that were outstanding immediately prior to such event.

                  (c) In case less than all of the outstanding shares of Series F Stock are to be redeemed, not more than 60 days prior to the date fixed for redemption the Corporation shall select the shares to be redeemed. Such shares shall be selected by lot or designated ratably or in such other equitable manner as the Corporation may determine. The Corporation in its discretion may select the particular certificates (if there are more than one) representing shares registered in the name of a holder that are to be redeemed.

                  (d) Not less than 30 nor more than 60 days prior to the date fixed for redemption, notice of redemption shall be given by first class mail, postage prepaid, to the holders of record of the outstanding shares of the Series F Stock to be redeemed at their last known addresses shown in the Corporation's share transfer records. The notice of redemption shall set forth the paragraph of this Article pursuant to which the shares are being redeemed, the number of shares to be redeemed, the date fixed for redemption, the applicable redemption price, and the place or places where certificates representing shares to be redeemed may be surrendered. In case less than all of the outstanding shares of the Series F Stock are to be redeemed the notice of redemption shall also set forth the numbers of the certificates representing shares to be redeemed and, in case less than all shares represented by any such certificate are to be redeemed, the number of shares represented by such certificate to be redeemed.

                  (e) If notice of redemption of any outstanding shares of Series F Stock shall have been duly mailed as herein provided, then on or before the date fixed for redemption the Corporation shall deposit cash sufficient to pay the redemption price of such shares in trust for the benefit of the holders of the shares to be redeemed with any bank or trust company in the City of Richmond, Commonwealth of Virginia, having capital and surplus aggregating at least $50,000,000 as of the date of its most recent report of financial condition and named in such notice, to be applied to the redemption of the shares so called for redemption against surrender for cancellation of the certificates representing such shares. From and after the time of such deposit all shares for the redemption of which such deposit shall have been made shall, whether or not the certificates therefor shall have been surrendered for cancellation, no longer be deemed to be outstanding for any purpose, and all rights with respect to such shares shall thereupon cease and terminate except the right to receive payment of redemption price but without interest. Any interest earned on funds so deposited shall be paid to the Corporation from time to time. Any funds so deposited and unclaimed at the end of five years from the date fixed for redemption shall be repaid to the Corporation, free of trust, and the holders of the shares called for redemption who shall not have surrendered their certificates representing such shares prior to such repayment shall be deemed to be unsecured creditors of the Corporation for the amount of the redemption price and shall look only to the Corporation for payment thereof, without interest, subject to the laws of the Commonwealth of Virginia.

                  (f) The Corporation shall also have the right to acquire outstanding shares of Series F Stock otherwise than by redemption pursuant to paragraph (D)(5)(a) of this Article, from time to time for such consideration as may be acceptable to the holders thereof; provided, however, that if all dividends accrued on all outstanding shares of Series F Stock shall not have been declared and paid or declared and a sum sufficient for the payment thereof set apart, neither the Corporation nor any subsidiary shall so acquire any shares of Series F Stock except in accordance with a purchase offer made on the same terms to all the holders of the outstanding shares of Series F Stock.


                                    ARTICLE V
                                  COMMON STOCK


         A. General. Certain provisions relating to the Common Stock and the relative rights of the Common Stock and the holders of the outstanding shares thereof, regardless of series, are set forth below.

         (1) Issuance in Series. The Board of Directors, by an adoption of an amendment of these Amended and Restated Articles of Incorporation, may fix, in whole or part, the preferences, limitations and relative rights, within the limits set forth in applicable law, of one or more series of Common Stock of the Corporation before the issuance of any shares of that series.

         (2) Parity of All Shares. All shares of Common Stock, regardless of series, shall be identical with each other in all respects except as is permitted in paragraph (A)(1) of this Article.

         B.       Circuit City Stock and Carmax Stock.

         (1) Designation of Series; Number of Shares of Each Series. One series of Common Stock is hereby designated as "Circuit City Stores, Inc. -- Circuit City Group Common Stock" ("Circuit City Stock") consisting of 175,000,000 shares and a second series of Common Stock is hereby designated as "Circuit City Stores, Inc. -- CarMax Group Common Stock" ("CarMax Stock") consisting of 175,000,000 shares. The number of shares of each such series may from time to time be increased (but not above the total number of authorized shares of the class of Common Stock) or decreased (but not below the number of shares of such series then outstanding) by the Board of Directors of the Corporation.

         (2) Dividends. Subject to any preferences, limitations and relative rights of any outstanding series of the Preferred Stock and any qualifications or restrictions on the Common Stock created thereby, dividends may be declared and paid upon the Circuit City Stock and the CarMax Stock, upon the terms with respect to each such series, and subject to the limitations provided for below in this paragraph B(2) of this Article, as the Board of Directors may determine.

                  (a) Dividends on Circuit City Stock. Dividends on Circuit City Stock may be declared and paid only out of the lesser of (i) the assets legally available therefor and (ii) the Circuit City Group Available Dividend Amount.

                  (b) Dividends on Carmax Stock. Dividends on CarMax Stock may be declared and paid only out of the lesser of (i) the assets legally available therefor and (ii) the CarMax Group Available Dividend Amount.

                  (c) Discrimination in Dividends Between Series of Common Stock. The Board of Directors, subject to the provisions of paragraphs B(2)(a) and B(2)(b) of this Article, may at any time declare and pay dividends exclusively on Circuit City Stock, exclusively on CarMax
         Stock or on both such series, in equal or unequal amounts, notwithstanding the relative amounts of the Circuit City Group Available Dividend Amount and the CarMax Group Available Dividend Amount, the amount of dividends previously declared on each series, the respective voting or liquidation rights of each series or any other factor.

                  (d) Share Distributions. Subject to paragraphs B(2)(a) and B(2)(b) of this Article, as the case may be, and except as permitted by paragraphs B(5)(a) and B(5)(b)(ii)(2) of this Article, the Board of Directors may declare and pay dividends or distributions of shares of the Common Stock (or Convertible Securities convertible into or exchangeable or exercisable for shares of the Common Stock) on shares of the Common Stock or shares of the Preferred Stock only as follows:

                           (i) dividends or  distributions  of shares of Circuit
                  City Stock (or Convertible Securities convertible into or exchangeable or exercisable for shares of Circuit City Stock) on shares of Circuit City Stock or shares of the Preferred Stock attributed to the Circuit City Group;

                           (ii) dividends or  distributions  of shares of CarMax
                  Stock (or Convertible Securities convertible into or exchangeable or exercisable for shares of CarMax Stock) on shares of CarMax Stock or shares of the Preferred Stock attributed to the CarMax Group; and

                           (iii) dividends or  distributions of shares of CarMax
                  Stock (or Convertible Securities convertible into or exchangeable or exercisable for shares of CarMax Stock) on shares of Circuit City Stock or shares of the Preferred Stock attributed to the Circuit City Group, but only if the sum of
                  (1) the number of shares of CarMax Stock to be so issued (or the number of such shares which would be issuable upon conversion, exchange or exercise of any Convertible Securities to be so issued) and (2) the number of shares of CarMax Stock which are issuable upon conversion, exchange or exercise of any Convertible Securities then outstanding that are attributed in accordance with this Article to the Circuit City Group is less than or equal to the Number of Shares Issuable with Respect to the Inter-Group Interest.

                  For purposes of this paragraph B(2)(d) of this Article, any outstanding Convertible Securities that are convertible into or exchangeable or exercisable for any other Convertible Securities which are themselves convertible into or exchangeable or exercisable for Circuit City Stock or CarMax Stock (or other Convertible Securities that are so convertible, exchangeable or exercisable) shall be deemed to have been converted, exchanged or exercised in full for such Convertible Securities.

         (3) Voting Rights. Except as otherwise provided by law or by the terms of any outstanding series of Preferred Stock or any provision of these Amended and Restated Articles of Incorporation restricting the power to vote on a specified matter to other shareholders, the entire voting power of the shareholders of the Corporation shall be vested in the holders of the Common Stock, who shall be entitled to vote on any matter on which the holders of stock of the Corporation shall, by law or by the provisions of these Amended and Restated Articles of Incorporation or Bylaws of the Corporation, be entitled to vote, and both series of the Common Stock shall vote thereon together as a single voting group. On each matter to be voted on by the holders of both series of the Common Stock voting together as a single voting group, (i) each outstanding share of Circuit City Stock shall have one vote and (ii) each outstanding share of CarMax Stock shall have a number of votes (including a fraction of one vote) equal to the number of votes determined by the ratio of the weighted average during the 20 Trading Days ending on the tenth Trading Day prior to the record date for determining the shareholders entitled to vote of the Market Value of the CarMax Stock to the weighted average over the same 20 Trading Days of the Market Value of the Circuit City Stock, expressed as a decimal fraction rounded to the nearest three decimal places, determined as follows: (A) the numerator of such fraction shall be the sum of (1) four times the average Market Value of the CarMax Stock over the period of five Trading Days ending on such tenth Trading Day prior to such record date, (2) three times the average Market Value of the CarMax Stock over the period of five Trading Days ending on the 15th Trading Day prior to such record date, (3) two times the average Market Value of the CarMax Stock over the period of five Trading Days ending on the 20th Trading Day prior to such record date and (4) the average Market Value of the CarMax Stock over the period of five Trading Days ending on the 25th Trading Day prior to such record date and (B) the denominator of such fraction shall be the sum of (1) four times the average Market Value of the Circuit City Stock over the period of five Trading Days ending on such tenth Trading Day prior to such record date, (2) three times the average Market Value of the Circuit City Stock over the period of five Trading Days ending on the 15th Trading Day prior to such record date, (3) two times the average Market Value of the Circuit City Stock over the period of five Trading Days ending on the 20th Trading Day prior to such record date and (4) the average Market Value of the Circuit City Stock over the period of five Trading Days ending on the 25th Trading Day prior to such record date.

         Notwithstanding the foregoing provisions of this paragraph B(3) of this Article, if shares of only one series of the Common Stock are outstanding on the record date for determining the common shareholders entitled to vote on any matter, then each share of that series shall be entitled to one vote and, if either series of the Common Stock is entitled to vote as a separate voting group with respect to any matter, each share of that series shall, for purpose of such vote, be entitled to one vote on such matter.

         In addition to any provision of law or any provision of these Amended and Restated Articles of Incorporation entitling the holders of outstanding shares of Circuit City Stock or CarMax Stock to vote as a separate voting group, the Board of Directors may condition the approval of any matter submitted to shareholders on receipt of a separate vote of the holders of outstanding shares of Circuit City Stock or CarMax Stock.

         (4) Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or termination of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and the full preferential amounts (including any accumulated and unpaid dividends) to which the holders of any outstanding shares of the Preferred Stock are entitled (regardless of the Group to which such shares of the Preferred Stock were attributed), the holders of the Circuit City Stock and CarMax Stock shall be entitled to receive the assets, if any, of the Corporation remaining for distribution to holders of the Common Stock on a per share basis in proportion to the respective liquidation units per share of such series. Each share of Circuit City Stock shall have one liquidation unit and each share of CarMax Stock shall have .5 of a liquidation unit. Neither a merger nor share exchange of the Corporation into or with any other company, nor a merger or share exchange of any other company into or with the Corporation, nor a sale, lease, exchange or other disposition of all or any part of the assets of the Corporation, shall, alone, be deemed a liquidation of the Corporation, or cause the dissolution of the Corporation, for purposes of this paragraph (B)(4) of this Article.

         If the Corporation shall in any manner subdivide (by stock split, reclassification or otherwise) or combine (by reverse stock split, reclassification or otherwise) the outstanding shares of Circuit City Stock or CarMax Stock, or declare a dividend or other distribution in shares of either series to holders of such series, the per share liquidation units of either series of the Common Stock specified in the preceding paragraph of this paragraph B(4) of this Article, as adjusted from time to time, shall be appropriately adjusted, as determined by the Board of Directors, so as to avoid dilution in the aggregate, relative liquidation rights of the shares of any series of the Common Stock.

         (5) Conversion or Redemption of the Common Stock. The Circuit City Stock is subject to conversion or redemption and the CarMax Stock is subject to conversion or redemption upon the terms provided below in this paragraph B(5) of this Article; provided, however, that neither series of the Common Stock may be converted or redeemed if the other series has been converted or redeemed in its entirety or notice thereof shall have been given as required by this paragraph B(5) of this Article.

                  (a) Mandatory and Optional Conversion and Redemption of Common
         Stock Other than for Subsidiary Stock. (i) In the event of the Disposition, in one transaction or a series of related transactions, by the Corporation and/or its subsidiaries of all or substantially all of the properties and assets attributed to either Group to one or more persons or entities (other than (1) the Disposition by the Corporation of all or substantially all its properties and assets in one transaction or a series of related transactions in connection with the liquidation, dissolution or termination of the Corporation and the distribution of assets to shareholders as referred to in paragraph B(4) of this Article, (2) the Disposition of the properties and assets of either Group as contemplated by paragraph B(5)(b) of this Article or otherwise to all holders of shares of such Group divided among such holders on a pro rata basis in accordance with the number of shares of stock issued in respect of such Group outstanding and, in the case of a Disposition of the properties and assets attributed to the CarMax Group, to the Corporation or subsidiaries thereof, divided among such holders and the Corporation or subsidiaries thereof on a pro rata basis in accordance with the number of shares of stock issued in respect of such Group outstanding and the Number of Shares Issuable with Respect to the Inter-Group Interest, (3) to any person or entity controlled (as determined by the Board of Directors) by the Corporation or (4) in connection with a Related Business Transaction), the Corporation shall, on or prior to the 85th Trading Day after the date of consummation of such Disposition (the "Disposition Date"), pay a dividend on the series of the Common Stock relating to the Group subject to such Disposition or redeem some or all of such Common Stock or convert such Common Stock into Common Stock relating to the other Group (or another class or series of common stock of the Corporation), all as provided by the following paragraphs B(5)(a)(i)(1) and B(5)(a)(i)(2) of this Article and, to the extent applicable, by paragraph B(5)(d) of this Article, as the Board of Directors shall have selected among such alternatives:

                  (1) provided that there are assets legally available therefor:

                           (a) pay to the holders of the shares of the series of
                  the Common Stock relating to the Group subject to such disposition a dividend, as the Board of Directors shall have declared subject to compliance with paragraph B(2) of this Article, in cash and/or in securities (other than a dividend of the Common Stock) or other property having a Fair Value as of the Disposition Date in the aggregate equal to (I) in the case of a Disposition of the properties and assets attributed to the Circuit City Group, the Fair Value of the Net Proceeds of such Disposition and (II) in the case of a Disposition of the properties and assets attributed to the CarMax Group, the product of the Outstanding CarMax Fraction as of the record date for determining holders entitled to receive such dividend multiplied by the Fair Value of the Net Proceeds of such Disposition; or

                           (b)(I) subject to the last sentence of this paragraph
                  B(5)(a)(i) of this Article, if such Disposition involves all (not merely substantially all) of the properties and assets attributed to such Group, redeem as of the Redemption Date provided by paragraph B(5)(d)(iii), all outstanding shares of the Common Stock relating to the Group subject to such Disposition in exchange for cash and/or for securities (other than the Common Stock) or other property having a Fair Value as of the Disposition Date in the aggregate equal to (A) in the case of a Disposition of the properties and assets attributed to the Circuit City Group, the Fair Value of the Net Proceeds of such Disposition and (B) in the case of a Disposition of the properties and assets attributed to the CarMax Group, the product of the Outstanding CarMax Fraction as of such Redemption Date multiplied by the Fair Value of the Net Proceeds of such Disposition; or

                           (II) subject to the last  sentence of this  paragraph
                  B(5)(a)(i) of this Article, if such Disposition involves substantially all (but not all) of the properties and assets attributed to such Group, redeem as of the Redemption Date provided by paragraph B(5)(d)(iv) of this Article such number of whole shares of the series of the Common Stock relating to the Group subject to such Disposition (which may be all of, but not more than, such shares outstanding) as have in the aggregate an average Market Value during the period of ten consecutive Trading Days beginning on the 16th Trading Day immediately succeeding the Disposition Date closest to (A) in the case of a Disposition of the properties and assets attributed to the Circuit City Group, the Fair Value as of the Disposition Date of the Net Proceeds of such Disposition, in consideration for cash and/or securities (other than the Common Stock) or other property having a Fair Value in the aggregate equal to such Fair Value of the Net Proceeds or (B) in the case of a Disposition of the properties and assets attributed to the CarMax Group, the product of the Outstanding CarMax Fraction as of the date such shares are selected for redemption multiplied by the Fair Value as of the Disposition Date of the Net Proceeds of such Disposition in consideration for cash and/or securities (other than the Common Stock) or other property having a Fair Value in the aggregate equal to such product; or

                  (2) declare that each outstanding share of the series of the Common Stock relating to the Group subject to such Disposition shall be converted as of the Conversion Date provided by paragraph B(5)(d)(v) of this Article into a number of fully paid and nonassessable shares of the series of the Common Stock relating to the other Group (or, if the series of the Common Stock relating to the other Group is not Publicly Traded at such time and shares of another class or series of the Common Stock of the Corporation (other than the series of the Common Stock relating to the Group subject to such Disposition) are then Publicly Traded, of such other class or series of the common stock as has the largest Market Capitalization as of the close of business on the Trading Day immediately preceding the date of the notice of such conversion required by paragraph B(5)(d)(v) of this Article), equal to 110% of the ratio, expressed as a decimal fraction rounded to the nearest five decimal places, of the average Market Value of one share of the Common Stock relating to the Group subject to such Disposition over the period of 10 consecutive Trading Days beginning on the 16th Trading Day following the Disposition Date to the average Market Value of one share of the Common Stock relating to the other Group (or such other class or series of common stock) over the same 10 Trading Day period.

         Notwithstanding the foregoing provisions of this paragraph B(5)(a)(i) of this Article, the Corporation shall redeem shares of a series of the Common Stock as provided by paragraphs B(5)(a)(i)(1)(b)(I) or (II) of this Article only if the amount to be paid in redemption of such stock is less than or equal to the Available Dividend Amount with respect to the Group subject to such Disposition as of the Redemption Date.

                  (ii) For purposes of this paragraph B(5)(a) of this Article:

                           (1) as of any date, "substantially all of the properties and assets" attributed to either Group shall mean a portion of such properties and assets (x) that represents at least 80% of the Fair Value of the properties and assets attributed to such Group as of such date or (y) from which were derived at least 80% of the aggregate revenues for the immediately preceding twelve fiscal quarterly periods of the Company (calculated on a pro forma basis to include revenues derived from any of such properties and assets acquired during such period) derived from the properties and assets of such Group as of such date;

                           (2) in the case of a  Disposition  of the  properties
                  and assets attributed to either Group in a series of related transactions, such Disposition shall not be deemed to have been consummated until the consummation of the last of such transactions; and

                           (3) the Board of  Directors  may pay any  dividend or
                  redemption price referred to in paragraph  B(5)(a) (i) of this
                  Article in cash, securities (other than the Common Stock) or other property, regardless of the form or nature of the proceeds of the Disposition.

                  (iii) After the payment of the dividend or the redemption price with respect to the series of the Common Stock relating to the Group subject to a Disposition as provided for by paragraph B(5)(a)(i)(1) of this Article, the Board of Directors may declare that each share of such series of the Common Stock remaining outstanding shall be converted, but only as of a Conversion Date (determined as provided by paragraph B(5)(d)(v) of this Article) prior to the first anniversary of the payment of such dividend or redemption price, into a number of fully paid and nonassessable shares of the series of the Common Stock relating to the other Group (or, if the series of the Common Stock relating to the other Group is not Publicly Traded at such time and shares of any other class or series of common stock of the Corporation (other than the series of the Common Stock relating to the Group subject to such Disposition) are then Publicly Traded, of such other class or series of common stock of the Corporation as has the largest Market Capitalization as of the close of business on the Trading Day immediately preceding the date of the notice of such conversion required by paragraph B(5)(d)(v) of this Article) equal to 110% of (i) in the case of conversion of the Circuit City Stock, the Market Value Ratio of the Circuit City Stock to the CarMax Stock or
         (ii) in the case of conversion of the CarMax Stock, the Market Value Ratio of the CarMax Stock to the Circuit City Stock, in each case, as of the fifth Trading Day prior to the date of the notice of such conversion required by paragraph B(5)(d)(v) of this Article.

                  (iv) The Board of Directors may at any time declare that each outstanding share of either Circuit City Stock or CarMax Stock shall be converted, as of the Conversion Date provided by paragraph B(5)(d)(v) of this Article, into the number of fully paid and nonassessable shares of CarMax Stock or Circuit City Stock, respectively (or, if such latter series of Common Stock of the Corporation is not Publicly Traded at such time and shares of any other class or series of common stock of the Corporation (other than the series of the Common Stock subject to such conversion) are then Publicly Traded, of such other class or series of common stock of the Corporation as has the largest Market Capitalization as of the close of business on the Trading Day immediately preceding the date of the notice of conversion required by paragraph B(5)(d)(v) of this Article) equal to 115% of (i) in the case of conversion of the Circuit City Stock, the Market Value Ratio of the Circuit City Stock to the CarMax Stock or (ii) in the case of conversion of the CarMax Stock, the Market Value Ratio of the CarMax Stock to the Circuit City Stock, in each case, as of the fifth Trading Day prior to the date of the notice of such conversion required by paragraph B(5)(d)(v) of this Article.

                  (b) Redemption of Common Stock for Subsidiary Stock. (i) At any time at which all of the assets and liabilities attributed to the CarMax Group (and no other assets or liabilities of the Corporation or any subsidiary thereof) are held directly or indirectly by one or more wholly-owned subsidiaries of the Corporation (each, a "CarMax Group Subsidiary"), the Board of Directors may, provided that there are assets legally available therefor, redeem all of the outstanding shares of CarMax Stock, on a Redemption Date of which notice is delivered in accordance with paragraph B(5)(d)(vi) of this Article, in exchange for the number of shares of common stock of each CarMax Group Subsidiary equal to the product of the Outstanding CarMax Fraction multiplied by the number of shares of common stock of such CarMax Group Subsidiary to be outstanding immediately following such exchange of shares, such CarMax Group Subsidiary shares to be delivered to the holders of shares of CarMax Stock on the Redemption Date either directly or indirectly through another CarMax Group Subsidiary (as a wholly-owned subsidiary thereof) and to be divided among the holders of CarMax Stock pro rata in accordance with the number of shares of CarMax Stock held by each on such Redemption Date, each of which shares of common stock of such CarMax Group Subsidiary shall be, upon such delivery, fully paid and nonassessable.

                  (ii) At any time at which all of the assets and liabilities attributed to the Circuit City Group (and no other assets or liabilities of the Corporation or any subsidiary thereof) are held directly or indirectly by one or more wholly-owned subsidiaries of the Corporation (each, a "Circuit City Group Subsidiary"), the Board of Directors may, provided that there are assets legally available therefor,

                           (1) if the Number of Shares  Issuable with Respect to
                  the Inter-Group Interest is zero, redeem all of the outstanding shares of Circuit City Stock, on a Redemption Date of which notice is delivered in accordance with paragraph B(5)(d)(vi) of this Article, in exchange for all of the shares of common stock of each Circuit City Group Subsidiary as will be outstanding immediately following such exchange of shares, such shares of common stock of each Circuit City Group Subsidiary to be delivered to the holders of shares of Circuit City Stock on the Redemption Date either directly or indirectly through another Circuit City Group Subsidiary (as a wholly-owned subsidiary thereof) and to be divided among the holders of Circuit City Stock pro rata in accordance with the number of shares of Circuit City Stock held by each on such Redemption Date, each of which shares of common stock of such Circuit City Group Subsidiary shall be, upon such delivery, fully paid and nonassessable; or

                           (2) if the Number of Shares  Issuable with Respect to
                  the Inter-Group Interest is greater than zero, either

                                    (x) redeem all of the outstanding  shares of
                           Circuit City Stock, on such a Redemption Date, in exchange for (1) all of the shares of common stock of each Circuit City Group Subsidiary as will be outstanding immediately following such exchange of shares and (2) a number of shares of CarMax Stock equal to the Number of Shares Issuable with Respect to the Inter-Group Interest, such shares of common stock of each Circuit City Group Subsidiary to be delivered to the holders of shares of Circuit City Stock on the Redemption Date either directly or indirectly through another Circuit City Group Subsidiary (as a wholly-owned subsidiary thereof) and the shares of common stock of each Circuit City Group Subsidiary and the shares of CarMax Stock to be divided among the holders of Circuit City Stock pro rata in accordance with the number of shares of Circuit City Stock held by each on such Redemption Date, each of which shares of common stock of each Circuit City Group Subsidiary and shares of CarMax Stock shall be, upon such delivery, fully paid and nonassessable; or

                                    (y) (1) redeem all of the outstanding shares
                           of Circuit City Stock as  contemplated  by clause (x)
                           (1) above and (2) issue to one or more of the Circuit City Group Subsidiaries a number of shares of CarMax Stock equal to the Number of Shares Issuable with Respect to the Inter-Group Interest.

                  (c) Treatment of Convertible Securities. After any Conversion Date or Redemption Date on which all outstanding shares of either series of the Common Stock are converted or redeemed, any share of such series of the Common Stock that is to be issued on conversion, exchange or exercise of any Convertible Securities shall, immediately upon such conversion, exchange or exercise and without any notice from or to, or any other action on the part of, the Corporation or its Board of Directors or the holder of such Convertible Security:

                           (i) in the  event the  shares  of such  series of the
                  Common Stock outstanding on such Conversion Date were converted into shares of the other series of the Common Stock (or another class or series of common stock of the Corporation) pursuant to paragraph B(5)(a)(i)(2) or paragraph B(5)(a)(iii) or (iv) of this Article, be converted into the amount of cash and/or the number of shares of the kind of capital stock and/or other securities or property of the Corporation that the number of shares of such series of the Common Stock that were to be issued upon such conversion, exchange or exercise would have received had such shares been outstanding on such Conversion Date; or

                           (ii) in the  event the  shares of such  series of the
                  Common Stock outstanding on such Redemption Date were redeemed pursuant to paragraph B(5)(a)(i)(1)(b) or paragraph B(5)(b) of this Article, be redeemed, to the extent of funds of the Corporation legally available therefor, for $.01 per share in cash for each share of such series of the Common Stock that otherwise would be issued upon such conversion, exchange or exercise.

         The provisions of the immediately preceding sentence shall not apply to the extent that other adjustments in respect of such conversion, exchange or redemption of a series of the Common Stock are otherwise made pursuant to the provisions of such Convertible Securities.

                  (d) Notice and Other Provisions. (i) Not later than the tenth Trading Day following the consummation of a Disposition referred to in paragraph B(5)(a)(i) of this Article, the Corporation shall announce publicly by press release (1) the Net Proceeds of such Disposition, (2) the number of shares outstanding of the series of the Common Stock relating to the Group subject to such Disposition, (3) the number of shares of such series of Common Stock into or for which Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof and (4) in the case of a Disposition of the properties and assets attributable to the CarMax Group, the Outstanding CarMax Fraction on the date of such notice. Not earlier than the 26th Trading Day and not later than the 30th Trading Day following the consummation of such Disposition, the Corporation shall announce publicly by press release which of the actions specified in paragraph B(5)(a)(i) of this Article, it has irrevocably determined to take in respect of such Disposition.

                  (ii) If the Corporation determines to pay a dividend pursuant to paragraph B(5)(a)(i)(1)(a) of this Article, the Corporation shall, not later than the 30th Trading Day following the consummation of the Disposition referred to in such paragraph, cause notice to be given to each holder of shares of the series of the Common Stock relating to the Group subject to such Disposition and to each holder of Convertible Securities that are convertible into or exchangeable or exercisable for shares of such series of Common Stock (unless alternate provision for such notice to the holders of such Convertible Securities is made pursuant to the terms of such Convertible Securities), setting forth
         (1) the record date for determining holders entitled to receive such dividend, which shall be not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition, (2) the anticipated payment date of such dividend (which shall not be more than 85 Trading Days following the consummation of such Disposition), (3) the type of property to be paid as such dividend in respect of the outstanding shares of such series of Common Stock,
         (4) the Net Proceeds of such Disposition, (5) in the case of a Disposition of the properties and assets attributable to the CarMax Group, the Outstanding CarMax Fraction on the date of such notice, (6) the number of outstanding shares of such series of Common Stock and the number of shares of such series of Common Stock into or for which outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof and (7) in the case of notice to be given to holders of Convertible Securities, a statement to the effect that a holder of such Convertible Securities shall be entitled to receive such dividend only if such holder properly converts, exchanges or exercises such Convertible Securities on or prior to the record date referred to in clause (1) of this sentence. Such notice shall be sent by first-class mail, postage prepaid, to each such holder at such holder's address as the same appears on the transfer books of the Corporation.

                  (iii) If the Corporation determines to undertake a redemption pursuant to paragraph B(5)(a)(i)(1)(b)(I) of this Article, the Corporation shall, not less than 35 Trading Days and not more than 45 Trading Days prior to the Redemption Date, cause notice to be given to each holder of shares of the series of the Common Stock relating to the Group subject to the Disposition referred to in such paragraph and to each holder of Convertible Securities convertible into or exchangeable or exercisable for shares of such series of Common Stock (unless alternate provision for such notice to the holders of such Convertible Securities is made pursuant to the terms of such Convertible Securities), setting forth (1) a statement that all shares of such series of Common Stock outstanding on the Redemption Date shall be redeemed, (2) the Redemption Date (which shall not be more than 85 Trading Days following the consummation of such Disposition), (3) the type of property in which the redemption price for the shares of such series of Common Stock to be redeemed is to be paid, (4) the Net Proceeds of such Disposition, (5) in the case of a Disposition of the properties and assets attributed to the CarMax Group, the Outstanding CarMax Fraction on the date of such notice, (6) the place or places where certificates for shares of such series of Common Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered for delivery of cash and/or securities or other property, (7) the number of outstanding shares of such series of Common Stock and the number of shares of such series of the Common Stock into or for which such outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof, (8) in the case of notice to be given to holders of Convertible Securities, a statement to the effect that a holder of such Convertible Securities shall be entitled to participate in such redemption only if such holder properly converts, exchanges or exercises such Convertible Securities on or prior to the Redemption Date referred to in clause (2) of this sentence and a statement as to what, if anything, such holder will be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, this paragraph B(5) of this Article if such holder thereafter converts, exchanges or exercises such Convertible Securities and (9) a statement to the effect that, except as otherwise provided by paragraph B(5)(d)(ix) of this Article, dividends on such shares of the Common Stock shall cease to be paid as of such Redemption Date. Such notice shall be sent by first-class mail, postage prepaid, to each such holder at such holder's address as the same appears on the transfer books of the Corporation.

                  (iv) If the Corporation determines to undertake a redemption pursuant to paragraph B(5)(a)(i)(1)(b)(II) of this Article, the Corporation shall, not later than the 30th Trading Day following the consummation of the Disposition referred to in such paragraph, cause notice to be given to each holder of shares of the series of the Common Stock relating to the Group subject to such Disposition and to each holder of Convertible Securities that are convertible into or exchangeable or exercisable for shares of such series of Common Stock (unless alternate provision for such notice to the holders of such
         Convertible Securities is made pursuant to the terms of such Convertible Securities) setting forth (1) a date not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of the Disposition in respect of which such redemption is to be made on which shares of such series of the Common Stock shall be selected for redemption, (2) the anticipated Redemption Date (which shall not be more than 85 Trading Days following the consummation of such Disposition), (3) the type of property in which the redemption price for the shares to be redeemed is to be paid, (4) the Net Proceeds of such Disposition, (5) in the case of a Disposition of the properties and assets attributed to the CarMax Group, the Outstanding CarMax Fraction, (6) the number of shares of such series of Common Stock outstanding and the number of shares of such series of Common Stock into or for which outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof, (7) in the case of notice to be given to holders of Convertible Securities, a statement to the effect that a holder of such Convertible Securities shall be eligible to participate in such selection for redemption only if such holder properly converts, exchanges or exercises such Convertible Securities on or prior to the record date referred to in clause (1) of this sentence, and a statement as to what, if anything, such holder will be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, this paragraph B(5) of this Article if such holder thereafter converts, exchanges or exercises such Convertible Securities and (8) a statement that the Corporation will not be required to register a transfer of any shares of such series of the Common Stock for a period of 15 Trading Days next preceding the date referred to in clause (1) of this sentence. Promptly following the date referred to in clause (1) of the preceding sentence, but not earlier than 40 Trading Days nor later than 50 Trading Days following the consummation of such Disposition, the Corporation shall cause a notice to be given to each holder of record of shares of such series of Common Stock to be redeemed setting forth
         (1) the number of shares of such series of Common Stock held by such holder to be redeemed, (2) a statement that such shares of such series of Common Stock shall be redeemed, (3) the Redemption Date, (4) the kind and per share amount of cash and/or securities or other property to be received by such holder with respect to each share of such series of Common Stock to be redeemed, including details as to the calculation thereof, (5) the place or places where certificates for shares of such series of Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement), are to be surrendered for delivery of such cash and/or securities or other property, (6) if applicable, a statement to the effect that the shares being redeemed may no longer be transferred on the transfer books of the Corporation after the Redemption Date and (7) a statement to the effect that, subject to paragraph B(5)(d)(ix) of this Article, dividends on such shares of such series of Common Stock shall cease to be paid as of the Redemption Date. Such notices shall be sent by first-class mail, postage prepaid, to each such holder at such holder's address as the same appears on the transfer books of the Corporation.

                  (v) If the Corporation determines to convert either series of the Common Stock into the other series (or another class or series of common stock of the Corporation) pursuant to paragraph B(5)(a)(i)(2) or paragraph B(5)(a)(iii) or (iv) of this Article, the Corporation shall, not less than 35 Trading Days and not more than 45 Trading Days prior to the Conversion Date, cause notice to be given to each holder of shares of the series of the Common Stock to be so converted and to each holder of Convertible Securities that are convertible into or exchangeable or exercisable for shares of such series of Common Stock (unless alternate provision for such notice to the holders of such
         Convertible   Securities   is  made  pursuant  to  the  terms  of  such
         Convertible Securities) setting forth (1) a statement that all outstanding shares of such series of Common Stock shall be converted,
         (2) the Conversion Date (which, in the case of a conversion after a Disposition, shall not be more than 85 Trading Days following the consummation of such Disposition), (3) the per share number of shares of Circuit City Stock or CarMax Stock or another class or series of common stock of the Corporation, as the case may be, to be received with respect to each share of such series of Common Stock, including details as to the calculation thereof, (4) the place or places where certificates for shares of such series of Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement), are to be surrendered for delivery of certificates for shares of such series of Common Stock, (5) the number of outstanding shares of such series of Common Stock and the number of shares of such series of Common Stock into or for which outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof, (6) a statement to the effect that, subject to paragraph B(5)(d)(ix) of this Article, dividends on such shares of CarMax Stock shall cease to be paid as of such Conversion Date and (7) in the case of notice to holders of such Convertible Securities, a statement to the effect that a holder of such Convertible Securities shall be entitled to receive shares of such series of Common Stock upon such conversion only if such holder properly converts, exchanges or exercises such Convertible Securities on or prior to such Conversion Date and a statement as to what, if anything, such holder will be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, this paragraph B(5) of this Article if such holder thereafter converts, exchanges or exercises such Convertible Securities. Such notice shall be sent by first-class mail, postage prepaid, to each such holder at such holder's address as the same appears on the transfer books of the Corporation.

                  (vi) If the Corporation determines to redeem shares of either series of the Common Stock pursuant to paragraph B(5)(b) of this Article, the Corporation shall cause notice to be given to each holder of shares of such series of the Common Stock to be redeemed and to each holder of Convertible Securities that are convertible into or exchangeable or exercisable for shares of such series of the Common Stock (unless alternate provision for such notice to the holders of such Convertible Securities is made pursuant to the terms of such Convertible Securities), setting forth (1) a statement that all shares of such series of the Common Stock outstanding on the Redemption Date shall be redeemed in exchange for shares of common stock of each Circuit City Group Subsidiary (and, if such redemption is pursuant to paragraph B(5)(b)(ii)(2)(x) of this Article, CarMax Stock) or common stock of each CarMax Group Subsidiary, as the case may be, (2) the Redemption Date, (3) in the case of a redemption of the CarMax Stock, the Outstanding CarMax Fraction on the date of such notice, (4) the place or places where certificates for shares of the series of the Common Stock to be redeemed, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement), are to be surrendered for delivery of certificates for shares of the common stock of each Circuit City Group Subsidiary (and, if such redemption is pursuant to paragraph B(5)(b)(ii)(2)(x) of this Article, CarMax Stock) or common stock of each CarMax Group Subsidiary, as the case may be,
         (5) a statement to the effect that, subject to paragraph B(5)(d)(ix) of this Article, dividends on such shares of the Common Stock shall cease to be paid as of such Redemption Date, (6) the number of shares of such series of the Common Stock outstanding and the number of shares of such series of Common Stock into or for which outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof and (7) in the case of notice to holders of Convertible Securities, a statement to the effect that a holder of Convertible Securities shall be entitled to receive shares of common stock of each Circuit City Group Subsidiary (and, if such redemption is pursuant to paragraph B(5)(b)(ii)(2)(x) of this Article, CarMax Stock) or common stock of each CarMax Group Subsidiary, as the case may be, upon redemption only if such holder properly converts, exchanges or exercises such Convertible Securities on or prior to the Redemption Date and a statement as to what, if anything, such holder will be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, this paragraph B(5) of this Article, if such holder thereafter converts, exchanges or exercises such Convertible Securities. Such notice shall be sent by first-class mail, postage prepaid, not less than 30 Trading Days nor more than 45 Trading Days prior to the Redemption Date to each such holder at such holder's address as the same appears on the transfer books of the Corporation.

                  (vii) If less than all of the outstanding shares of the Common Stock of a series are to be redeemed pursuant to paragraph B(5)(a)(i)(1) of this Article, the shares to be redeemed by the Corporation shall be selected from among the holders of shares of such series of the Common Stock outstanding at the close of business on the record date for such redemption on a pro rata basis among all such holders or by lot or by such other method as may be determined by the Board of Directors of the Corporation to be equitable.

                  (viii) The Corporation shall not be required to issue or deliver fractional shares of any capital stock or of any other securities to any holder of either series of the Common Stock upon any conversion, redemption, dividend or other distribution pursuant to this paragraph B(5) of this Article. If more than one share of either series of the Common Stock shall be held at the same time by the same holder, the Corporation may aggregate the number of shares of any capital stock that shall be issuable or any other securities or property that shall be distributable to such holder upon any conversion, redemption, dividend or other distribution (including any fractional shares). If there are fractional shares of any capital stock or of any other securities remaining to be issued or distributed to the holders of either series of the Common Stock, the Corporation shall, if such fractional shares are not issued or distributed to the holder, pay cash in respect of such fractional shares in an amount equal to the Fair Value thereof on the fifth Trading Day prior to the date such payment is to be made (without interest).

                  (ix) No adjustments in respect of dividends shall be made upon the conversion or redemption of any shares of either series of the Common Stock; provided, however, that if the Conversion Date or Redemption Date, as the case may be, with respect to any shares of either series of the Common Stock shall be subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto, the holders of such series of the Common Stock at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, in each case without interest, notwithstanding the subsequent conversion or redemption of such shares.

                  (x) Before any holder of either series of the Common Stock shall be entitled to receive any cash payment and/or certificates or instruments representing shares of any capital stock and/or other securities or property to be distributed to such holder with respect to such series of the Common Stock pursuant to this paragraph B(5) of this Article, such holder shall surrender at such place as the Corporation shall specify certificates for such shares of the Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement). The Corporation shall as soon as practicable after receipt of certificates representing such shares of the Common Stock deliver to the person for whose account such shares of the Common Stock were so surrendered, or to such person's nominee or nominees, the cash and/or the certificates or instruments representing the number of whole shares of the kind of capital stock and/or other securities or property to which such person shall be entitled as aforesaid, together with any payment in respect of fractional shares contemplated by paragraph B(5)(d)(viii) of this Article, in each case without interest. If less than all of the shares of either series of the Common Stock represented by any one certificate are to be redeemed, the Corporation shall issue and deliver a new certificate for the shares of such series of Common Stock not redeemed.

                  (xi) From and after any applicable Conversion Date or Redemption Date, as the case may be, all rights of a holder of shares of either series of the Common Stock that were converted or redeemed shall cease except for the right, upon surrender of the certificates representing such shares of the Common Stock as required by paragraph B(5)(d)(x) of this Article, to receive the cash and/or the certificates or instruments representing shares of the kind and amount of capital stock and/or other securities or property for which such shares were converted or redeemed, together with any payment in respect of fractional shares contemplated by paragraph B(5)(d)(viii) of this Article and rights to dividends as provided in paragraph B(5)(d)(ix) of this Article, in each case without interest. No holder of a certificate that immediately prior to the applicable Conversion Date represented shares of a series of the Common Stock shall be entitled to receive any dividend or other distribution or interest payment with respect to shares of any kind of capital stock or other security or instrument for which such series of the Common Stock was converted until the surrender as required by this paragraph B(5) of this Article of such certificate in exchange for a certificate or certificates or instrument or instruments representing such capital stock or other security. Subject to applicable escheat and similar laws, upon such surrender, there shall be paid to the holder the amount of any dividends or other distributions (without interest) which theretofore became payable on any class or series of capital stock of the Corporation as of a record date after the Conversion Date, but that were not paid by reason of the foregoing, with respect to the number of whole shares of the kind of capital stock represented by the certificate or certificates issued upon such surrender. From and after a Conversion Date, the Corporation shall, however, be entitled to treat the certificates for a series of the Common Stock that have not yet been surrendered for conversion as evidencing the ownership of the number of whole shares of the kind or kinds of capital stock of the Corporation for which the shares of such series of the Common Stock represented by such certificates shall have been converted, notwithstanding the failure to surrender such certificates.

                  (xii) The Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issuance or delivery of any shares of capital stock and/or other securities upon conversion or redemption of shares of either series of the Common Stock pursuant to this paragraph B(5) of this Article. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issuance or delivery of any shares of capital stock and/or other securities in a name other than that in which the shares of such series of the Common Stock so converted or redeemed were registered, and no such issuance or delivery shall be made unless and until the person requesting such issuance or delivery has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

                  (xiii) Neither the failure to mail any notice required by this paragraph B(5)(d) of this Article to any particular holder of the Common Stock or of Convertible Securities nor any defect therein shall affect the sufficiency thereof with respect to any other holder of outstanding shares of the Common Stock or of Convertible Securities or the validity of any such conversion or redemption.

                  (xiv) The Board of Directors may establish such rules and requirements to facilitate the effectuation of the transactions contemplated by this paragraph B(5) of this Article as the Board of Directors shall determine to be appropriate.

         (6) Application of the Provisions of this Certificate of Designations.

                  (a) Certain Determinations by the Board of Directors. The Board of Directors shall make such determinations with respect to the assets and liabilities to be attributed to the Groups, the application of the provisions of this paragraph B of this Article to transactions to be engaged in by the Corporation and the preferences, limitations and relative rights of the holders of either series of the Common Stock, and the qualifications and restrictions thereon, provided by these Amended and Restated Articles of Incorporation as may be or become necessary or appropriate to the exercise of such preferences, limitations and relative rights, including, without limiting the foregoing, the determinations referred to in the following paragraphs B(6)(a)(i), (ii), (iii), (iv) and (v) of this Article. A record of any such determination shall be filed with the records of the actions of the Board of Directors.

                           (i) Upon any  acquisition  by the  Corporation or its
                  subsidiaries of any assets or business, or any assumption of liabilities, outside of the ordinary course of business of the Circuit City Group or the CarMax Group, as the case may be, the Board of Directors shall determine whether such assets, business and liabilities (or an interest therein) shall be for the benefit of the Circuit City Group or the CarMax Group or that an interest therein shall be partly for the benefit of the Circuit City Group and partly for the benefit of the CarMax Group and, accordingly, shall be attributed to the Circuit City Group or the CarMax Group, or partly to each, in accordance with paragraph B(7)(a) or (d) of this Article, as the case may be.

                           (ii) Upon any  issuance of any shares of CarMax Stock
                  at a time when the Number of Shares Issuable with Respect to the Inter-Group Interest is greater than zero, the Board of Directors shall determine, based on the use of the proceeds of such issuance and any other relevant factors, whether all or any part of the shares of CarMax Stock so issued shall reduce the Number of Shares Issuable with Respect to the Inter-Group Interest, and the Number of Shares Issuable with Respect to the Inter-Group Interest shall be adjusted accordingly.
                           (iii) Upon any  issuance  by the  Corporation  or any
                  subsidiary thereof of any Convertible Securities that are convertible into or exchangeable or exercisable for shares of CarMax Stock, if at the time such Convertible Securities are issued the Number of Shares Issuable with Respect to the Inter-Group Interest is greater than zero, the Board of Directors shall determine, based on the use of the proceeds of such issuance of Convertible Securities in the business of the Circuit City Group or the CarMax Group and any other relevant factors, whether, upon conversion, exchange or exercise thereof, the issuance of shares of CarMax Stock pursuant thereto shall, in whole or in part, reduce the Number of Shares Issuable with Respect to the Inter-Group Interest.

                           (iv) Upon any issuance of any shares of the Preferred
                  Stock of any series, the Board of Directors shall attribute, based on the use of proceeds of such issuance of shares of the Preferred Stock in the business of the Circuit City Group or the CarMax Group and any other relevant factors, the shares so issued entirely to the Circuit City Group or entirely to the CarMax Group or partly to the Circuit City Group and partly to the CarMax Group in such proportion as the Board of Directors shall determine.

                           (v)  Upon  any   redemption   or  repurchase  by  the
                  Corporation or any subsidiary thereof of shares of the Preferred Stock of any class or series or of other securities or debt obligations of the Corporation, the Board of Directors shall determine, based on the property used to redeem or purchase such shares, other securities or debt obligations, which, if any, of such shares, other securities or debt obligations redeemed or repurchased shall be attributed to the Circuit City Group and which, if any, of such shares, other securities or debt obligations shall be attributed to the CarMax Group and, accordingly, how many of the shares of such series of the Preferred Stock or of such other securities, or how much of such debt obligations, that remain outstanding, if any, are thereafter attributed to the Circuit City Group or to the CarMax Group.

                  (b) Certain Determinations Not Required. Notwithstanding the foregoing provisions of this paragraph B(6) of this Article, the provisions of paragraphs B(7)(a), (c), (d) or (f) of this Article or any other provision of this Article, at any time when there are not outstanding both (i) one or more shares of Circuit City Stock or Convertible Securities convertible into or exchangeable or exercisable for Circuit City Stock and (ii) one or more shares of CarMax Stock or Convertible Securities convertible into or exchangeable or exercisable for CarMax Stock, the Corporation need not (A) attribute any of the assets or liabilities of the Corporation or any of its subsidiaries to the Circuit City Group or the CarMax Group or (B) make any determination required in connection therewith, nor shall the Board of Directors be required to make any of the determinations otherwise required by this Article, and in such circumstances the holders of the shares of Circuit City Stock or CarMax Stock outstanding, as the case may be, shall (unless otherwise specifically provided by these Amended and Restated Articles of Incorporation) be entitled to all the preferences or other relative rights of both series of the Common Stock without differentiation between the Circuit City Stock and the CarMax Stock.

                  (c) Board Determinations Binding. Subject to applicable law, any determinations made in good faith by the Board of Directors of the Corporation under any provision of this paragraph B(6) of this Article or otherwise in furtherance of the application of this Article shall be final and binding on all shareholders.

         (7) Certain Definitions. As used in this Article, the following terms shall have the following meanings (with terms defined in the singular having comparable meaning when used in the plural and vice versa), unless the context otherwise requires. As used in this paragraph B(7) of this Article, a "contribution" or "transfer" of assets or properties from one Group to another shall refer to the reattribution of such assets or properties from the contributing or transferring Group to the other Group and correlative phrases shall have correlative meanings.

                  (a)      "Carmax Group" shall mean, as of any date:

                           (i) all businesses, assets and liabilities of each of
                  CarMax Auto Superstores, Inc., a Virginia corporation, CarMax, Inc., a Virginia corporation, and C-Max Auto Superstores, Inc., a California corporation (the "CarMax Group Companies"), as of the date of the first issuance of CarMax Stock;

                           (ii) all assets and  liabilities  of the  Corporation
                  and its subsidiaries attributed by the Board of Directors to the CarMax Group, whether or not such assets or liabilities are or were also assets and liabilities of any of the CarMax Group Companies;

                           (iii) all  properties  and assets  transferred to the
                  CarMax Group from the Circuit City Group (other than a transaction pursuant to paragraph B(7)(a)(iv) of this Article) pursuant to transactions in the ordinary course of business of both the Circuit City Group and the CarMax Group or otherwise as the Board of Directors may have directed as permitted by this Article;

                           (iv) all  properties  and assets  transferred  to the
                  CarMax Group from the Circuit City Group in connection with an increase in the Number of Shares Issuable with respect to the Inter-Group Interest; and

                           (v) the  interest  of the  Corporation  or any of its
                  subsidiaries  in  any  business  or  asset  acquired  and  any liabilities assumed by the Corporation or any of its subsidiaries outside of the ordinary course of business and attributed to the CarMax Group, as determined by the Board of Directors as contemplated by paragraph B(6)(a)(i) of this Article;

         provided that (1) from and after the payment date of any dividend or other distribution with respect to shares of CarMax Stock (other than a dividend or other distribution payable in shares of CarMax Stock, with respect to which adjustment shall be made as provided in paragraph B(7)(s)(i) of this Article, or in securities of the Corporation attributed to the CarMax Group, for which provision shall be made as set forth in clause (2) of this proviso), the CarMax Group shall no longer include an amount of assets or properties previously attributed to the CarMax Group of the same kind as so paid in such dividend or other distribution with respect of shares of CarMax Stock as have a Fair Value on the record date for such dividend or distribution equal to the product of (a) the Fair Value on such record date of the aggregate of such dividend or distribution to holders of shares of CarMax Stock declared multiplied by (b) a fraction the numerator of which is equal to the Inter-Group Interest Fraction in effect on the record date for such dividend or distribution and the denominator of which is equal to the Outstanding CarMax Fraction in effect on the record date for such dividend or distribution, (2) if the Corporation shall pay a dividend or make some other distribution with respect to shares of CarMax Stock payable in securities of the Corporation that are attributed to the CarMax Group for purposes of this Article (other than CarMax Stock), there shall be excluded from the CarMax Group an interest in the CarMax Group equivalent to the number or amount of such securities that is equal to the product of the number or amount of securities so distributed to holders of CarMax Stock multiplied by the fraction specified in clause 1(b) of this proviso (determined as of the record date for such distribution) (and such interest in the CarMax Group shall be attributed to the Circuit City Group) and, to the extent interest is or dividends are paid on the securities so distributed, the CarMax Group shall no longer include a corresponding ratable amount of the kind of assets paid as such interest or dividends as would have been paid in respect of the securities equivalent to such interest in the CarMax Group deemed held by the Circuit City Group if the securities equivalent to such interest were outstanding (and in such eventuality such assets as are no longer included in the CarMax Group shall be attributed to the Circuit City Group) and (3) from and after any transfer of any assets or properties from the CarMax Group to the Circuit City Group, the CarMax Group shall no longer include such assets or properties so contributed or transferred. The Corporation may also, to the extent a dividend or distribution on the CarMax Stock has been paid in Convertible Securities that are convertible into or exchangeable or exercisable for CarMax Stock, cause such Convertible Securities as are deemed to be held by the Circuit City Group in accordance with the third to last sentence of paragraph B(7)(d) of this Article and clause (2) of the proviso to the immediately preceding sentence to be deemed to be converted, exchanged or exercised as provided in the penultimate sentence of paragraph B(7)(d) of this Article, in which case such Convertible Securities shall no longer be deemed to be held by the Circuit City Group.

                  (b) "Carmax Group Available Dividend Amount", on any date, shall mean the excess, if any, of

                           (i) the product of (x) the Outstanding CarMax Fraction and (y) an amount equal to the total assets of the CarMax Group less its total liabilities as of such date determined in accordance with generally accepted accounting principles as in effect at such time applied on a basis consistent with that applied in determining the CarMax Group Net Earnings (Loss), over

                           (ii) except to the extent that these Amended and Restated Articles of Incorporation permit otherwise, the amount that would be needed to satisfy the preferential rights to which holders of any Preferred Stock attributed to the CarMax Group are entitled upon dissolution of the Corporation;

         provided, that such excess shall be reduced by an amount sufficient to ensure that the CarMax Group would be able to pay its debts as they become due in the usual course of business.

                  (c) "Carmax Group Net Earnings (Loss)", for any period through any date, shall mean the net earnings or loss of the CarMax Group for such period (or in respect of fiscal periods of the Corporation commencing prior to the date of the first issuance of CarMax Stock, the pro forma net earnings or loss of the CarMax Group for such period as if such date had been the first day of such period) determined in accordance with generally accepted accounting principles in effect at such time, reflecting income and expense of the Corporation attributed to the CarMax Group on a basis substantially consistent with attributions of income and expense made in the calculation of the Circuit City Group Net Earnings (Loss), including, without limitation, corporate administrative costs, net interest and other financial costs and income taxes.

                  (d)      "Circuit City Group" shall mean, as of any date:

                           (i) the  interest  of the  Corporation  or any of its
                  subsidiaries on such date in all of the assets, liabilities and businesses of the Corporation or any of its subsidiaries
                  (and any successor companies), other than any assets, liabilities and businesses attributed in accordance with this Article to the CarMax Group;

                           (ii) a proportionate  undivided  interest in each and
                  every business, asset and liability attributed to the CarMax Group equal to the Inter-Group Interest Fraction as of such date;

                           (iii) all  properties  and assets  transferred to the
                  Circuit City Group from the CarMax Group (other than pursuant to paragraph B(7)(d)(iv) or (vi) of this Article) pursuant to transactions in the ordinary course of business of both the Circuit City Group and the CarMax Group or otherwise as the Board of Directors may have directed as permitted by this Article;

                           (iv) all  properties  and assets  transferred  to the
                  Circuit City Group from the CarMax Group in connection with a reduction of the Number of Shares Issuable with Respect to the Inter-Group Interest;

                           (v) the  interest  of the  Corporation  or any of its
                  subsidiaries  in  any  business  or  asset  acquired  and  any
                  liabilities   assumed  by  the   Corporation  or  any  of  its
                  subsidiaries outside the ordinary course of business and attributed to the Circuit City Group, as determined by the Board of Directors as contemplated by paragraph B(6)(a)(i) of this Article; and

                           (vi) from and after the payment date of any dividend,
                  redemption or other distribution with respect to shares of CarMax Stock (other than a dividend or other distribution payable in shares of CarMax Stock, with respect to which adjustment shall be made as provided in paragraph B(7)(s)(i) of this Article, or in securities of the Corporation attributed to the CarMax Group, for which provision shall be made as set forth in the third to last sentence of this definition), an amount of assets or properties previously attributed to the CarMax Group of the same kind as were paid in such dividend or other distribution with respect to shares of CarMax Stock as have a Fair Value on the record date for such dividend or distribution equal to the product of (1) the Fair Value on such record date of the aggregate of such dividend or distribution to holders of shares of CarMax Stock declared multiplied by (2) a fraction the numerator of which is equal to the Inter-Group Interest Fraction in effect on the record date for such dividend or distribution and the denominator of which is equal to the Outstanding CarMax Fraction in effect on the record date for such dividend or distribution;

         provided that from and after any transfer of any assets or properties from the Circuit City Group to the CarMax Group, the Circuit City Group shall no longer include such assets or properties so transferred (other than as reflected in respect of such a transfer by the Inter-Group Interest Fraction, as provided by paragraph B(7)(d)(ii) of this Article).

                  If the Corporation shall pay a dividend or make some other distribution with respect to shares of CarMax Stock payable in securities of the Corporation that are attributed to the CarMax Group for purposes of this Article (other than CarMax Stock), the Circuit City Group shall be deemed to hold an interest in the CarMax Group equivalent to the number or amount of such securities that is equal to the product of the number or amount of securities so distributed to holders of CarMax Stock multiplied by the fraction specified in clause
         (2) of paragraph B(7)(d)(vi) of this Article (determined as of the record date for such distribution) and, to the extent interest is or dividends are paid on the securities so distributed, the Circuit City Group shall include, and there shall be transferred thereto from the CarMax Group, a corresponding ratable amount of the kind of assets paid as such interest or dividends as would have been paid in respect of such securities so deemed to be held by the Circuit City Group if such securities were outstanding. The Corporation may also, to the extent the securities so paid as a dividend or other distribution to the holders of CarMax Stock are Convertible Securities and at the time are convertible into or exchangeable or exercisable for shares of CarMax Stock, treat such Convertible Securities as are so deemed to be held by the Circuit City Group to be deemed to be converted, exchanged or exercised, and shall do so to the extent such Convertible Securities are mandatorily converted, exchanged or exercised (and to the extent the terms of such Convertible Securities require payment of consideration for such conversion, exchange or exercise, the Circuit City Group shall then no longer include an amount of the kind of properties or assets required to be paid as such consideration for the amount of Convertible Securities deemed converted, exchanged or exercised (and the CarMax Group shall be attributed such properties or assets), in which case, from and after such time, the securities into or for which such Convertible Securities so deemed to be held by the Circuit City Group were so considered converted, exchanged or exercised shall be deemed held by the Circuit City Group (as provided in clause
         (3) of paragraph B(7)(s)(iii) of this Article) and such Convertible Securities shall no longer be deemed to be held by the Circuit City Group. A statement setting forth the election to effectuate any such deemed conversion, exchange or exercise of Convertible Securities so deemed to be held by the Circuit City Group and the properties or assets, if any, to be attributed to the CarMax Group in consideration of such conversion, exchange or exercise (if any) shall be filed in the records of the actions of the Board of Directors and, upon such filing, such deemed conversion, exchange or exercise shall be effectuated.

                  (e) "Circuit City Group Available Dividend Amount", on any date, shall mean the excess, if any, of:

                           (i) an  amount  equal  to  the  total  assets  of the
                  Circuit City Group less its total liabilities as of such date determined in accordance with generally accepted accounting principles as in effect at such time applied on a basis consistent with that applied in determining the Circuit City Group Net Earnings (Loss), over

                           (ii) except to the extent that these Amended and Restated Articles of Incorporation permit otherwise, the amount that would be needed to satisfy the preferential rights to which holders of any Preferred Stock attributed to the Circuit City Group are entitled upon dissolution of the Corporation;

         provided, that such excess shall be reduced by an amount sufficient to ensure that the Circuit City Group would be able to pay its debts as they become due in the usual course of business.

                  (f) "Circuit City Group Net Earnings (Loss)", for any period through any date, shall mean the net earnings or loss of the Circuit City Group for such period (or in respect of fiscal periods of the Corporation commencing prior to the date of the first issuance of CarMax Stock, the pro forma net earnings or loss of the Circuit City Group for such period as if such date had been the first day of such period) determined in accordance with generally accepted accounting principles in effect at such time, reflecting income and expense of the Corporation attributed to the Circuit City Group on a basis substantially consistent with attributions of income and expense made in the calculation of CarMax Group Net Earnings (Loss), including, without limitation, corporate administrative costs, net interest and other financial costs and income taxes.

                  (g) "Common Stock" shall mean the collective reference to the Circuit City Stock and the CarMax Stock, and either may sometimes be called a series of Common Stock.

                  (h) "Conversion Date" shall mean the date fixed by the Board of Directors as the effective date for the conversion of shares of Circuit City Stock or CarMax Stock, as the case may be, into shares of CarMax Stock or Circuit City Stock, respectively (or another class or series of common stock of the Corporation, as the case may be) as shall be set forth in the notice to holders of shares of the series of Common Stock subject to such conversion and to holders of any Convertible Securities that are convertible into or exchangeable or exercisable for shares of the series of Common Stock subject to such conversion required pursuant to paragraph B(5)(d)(v) of this Article.

                  (i) "Convertible Securities" at any time shall mean any securities of the Corporation or of any subsidiary thereof (other than shares of the Common Stock), including warrants and options, outstanding at such time that by their terms are convertible into or exchangeable or exercisable for or evidence the right to acquire any shares of either series of the Common Stock, whether convertible, exchangeable or exercisable at such time or a later time or only upon the occurrence of certain events, but in respect of antidilution provisions of such securities only upon the effectiveness thereof.

                  (j) "Disposition" shall mean a sale, transfer, assignment or other disposition (whether by merger, consolidation, sale or contribution of assets or stock or otherwise) of properties or assets (including stock, other securities and goodwill).

                  (k) "Fair Value" shall mean, (i) in the case of equity securities or debt securities of a class or series that has previously been Publicly Traded for a period of at least 15 months, the Market Value thereof (if such Market Value, as so defined, can be determined);
         (ii) in the case of an equity security or debt security that has not been Publicly Traded for at least 15 months or the Market Value of which cannot be determined, the fair value per share of stock or per other unit of such security, on a fully distributed basis, as determined by an independent investment banking firm experienced in the valuation of securities selected in good faith by the Board of Directors, or, if no such investment banking firm is, as determined in the good faith judgment of the Board of Directors, available to make such determination, in good faith by the Board of Directors; (iii) in the case of cash denominated in U.S. dollars, the face amount thereof and in the case of cash denominated in other than U.S. dollars, the face amount thereof converted into U.S. dollars at the rate published in The Wall Street Journal on the date for the determination of Fair Value or, if not so published, at such rate as shall be determined in good faith by the Board of Directors based upon such information as the Board of Directors shall in good faith determine to be appropriate in accordance with good business practice; and (iv) in the case of property other than securities or cash, the "Fair Value" thereof shall be determined in good faith by the Board of Directors based upon such appraisals or valuation reports of such independent experts as the Board of Directors shall in good faith determine to be appropriate in accordance with good business practice. Any such determination of Fair Value shall be described in a statement filed with the records of the actions of the Board of Directors.

                  (l) "Group" shall mean, as of any date, the Circuit City Group or the CarMax Group, as the case may be.

                  (m) "Inter-Group Interest Fraction" as of any date shall mean a fraction the numerator of which shall be the Number of Shares Issuable with Respect to the Inter-Group Interest on such date and the denominator of which shall be the sum of (A) such Number of Shares Issuable with Respect to the Inter-Group Interest and (B) the aggregate number of shares of CarMax Stock outstanding on such date. A statement setting forth the Inter-Group Interest Fraction as of the record date for any dividend or distribution on either series of the Common Stock, as of the effective date of any conversion, exchange or exercise of Convertible Securities into or for shares of CarMax Stock and as of the end of each fiscal quarter of the Corporation shall be filed by the Secretary of the Corporation in the records of the Board of Directors of the Corporation not later than ten days after such date.

                  (n) "Market Capitalization" of any class or series of common stock on any date shall mean the product of (i) the Market Value of one share of such class or series of common stock on such date and (ii) the number of shares of such class or series of common stock outstanding on such date.

                  (o)  "Market  Value"  of a share  of any  class or  series  of capital stock of the Corporation on any day shall mean the average of the high and low reported sales prices regular way of a share of such class or series on such Trading Day or, in case no such reported sale takes place on such Trading Day, the average of the reported closing bid and asked prices regular way of a share of such class or series on such Trading Day, in either case as reported on the New York Stock Exchange Composite Tape or, if the shares of such class or series are not listed or admitted to trading on such Exchange on such Trading Day, on the principal national securities exchange in the United States on which the shares of such class or series are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange on such Trading Day, on The Nasdaq National Market or, if the shares of such class or series are not listed or admitted to trading on any national securities exchange or quoted on The Nasdaq National Market on such Trading Day, the average of the closing bid and asked prices of a share of such class or series in the over-the-counter market on such Trading Day as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation or, if such closing bid and asked prices are not made available by any such New York Stock Exchange member firm on such Trading Day, the Fair Value of a share of such class or series as set forth in clause (ii) of the definition of Fair Value; provided that, for purposes of determining the market value of a share of any class or series of capital stock for any period, (i) the "Market Value" of a share of capital stock on any day prior to any "ex-dividend" date or any similar date occurring during such period for any dividend or distribution (other than any dividend or distribution contemplated by clause (ii)(B) of this sentence) paid or to be paid with respect to such capital stock shall be reduced by the Fair Value of the per share amount of such dividend or distribution and (ii) the "Market Value" of any share of capital stock on any day prior to (A) the effective date of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding shares of such class or series of capital stock occurring during such period or (B) any "ex-dividend" date or any similar date occurring during such period for any dividend or distribution with respect to such capital stock to be made in shares of such class or series of capital stock or Convertible Securities that are convertible, exchangeable or exercisable for such class or series of capital stock shall be appropriately adjusted, as determined by the Board of Directors, to reflect such subdivision, combination, dividend or distribution.
                  (p)  "Market  Value  Ratio of the Carmax  Stock to the Circuit
         City Stock" as of any date shall mean the fraction (which may be greater or less than 1/1), expressed as a decimal (rounded to the nearest five decimal places), of a share of Circuit City Stock (or another class or series of common stock of the Corporation, if so provided by paragraph B(5)(a) of this Article because Circuit City Stock is not then Publicly Traded) to be issued in respect of a share of CarMax Stock upon a conversion of CarMax Stock into Circuit City Stock (or another class or series of common stock of the Corporation) in accordance with paragraph B(5)(a) of this Article, based on the ratio of the Market Value of a share of CarMax Stock to the Market Value of a share of Circuit City Stock (or such other common stock) as of such date, determined by the fraction the numerator of which shall be the sum of (A) four times the average Market Value of one share of CarMax Stock over the period of five consecutive Trading Days ending on such date, (B) three times the average Market Value of one share of CarMax Stock over the period of five consecutive Trading Days ending on the fifth Trading Day prior to such date, (C) two times the average Market Value of one share of CarMax Stock over the period of five consecutive Trading Days ending on the 10th Trading Day prior to such date and (D) the average Market Value of one share of CarMax Stock over the period of five consecutive Trading Days ending on the 15th Trading Day prior to such date and the denominator of which shall be the sum of
         (A) four times the average Market Value of one share of Circuit City Stock (or such other common stock) over the period of five consecutive Trading Days ending on such date, (B) three times the average Market Value of one share of Circuit City Stock (or such other common stock) over the period of five consecutive Trading Days ending on the fifth Trading Day prior to such date, (C) two times the average Market Value of one share of Circuit City Stock (or such other common stock) over the period of five consecutive Trading Days ending on the 10th Trading Day prior to such date and (D) the average Market Value of one share of Circuit City Stock (or such other common stock) over the period of five consecutive Trading Days ending on the 15th Trading Day prior to such date.

                  (q) "Market Value Ratio of the Circuit City Stock to the Carmax Stock" as of any date shall mean the fraction (which may be greater or less than 1/1), expressed as a decimal (rounded to the nearest five decimal places), of a share of CarMax Stock (or another class or series of common stock of the Corporation, if so provided by paragraph B(5)(a) of this Article because CarMax Stock is not then Publicly Traded) to be issued in respect of a share of Circuit City Stock upon a conversion of Circuit City Stock into CarMax Stock (or another class or series of common stock of the Corporation) in accordance with paragraph B(5)(a) of this Article, based on the ratio of the Market Value of a share of Circuit City Stock to the Market Value of a share of CarMax Stock (or such other common stock) as of such date, determined by the fraction the numerator of which shall be the sum of (A) four times the average Market Value of one share of Circuit City Stock over the period of five consecutive Trading Days ending on such date, (B) three times the average Market Value of one share of Circuit City Stock over the period of five consecutive Trading Days ending on the fifth Trading Day prior to such date, (C) two times the average Market Value of one share of Circuit City Stock over the period of five consecutive Trading Days ending on the 10th Trading Day prior to such date and (D) the average Market Value of one share of Circuit City Stock over the period of five consecutive Trading Days ending on the 15th Trading Day prior to such date and the denominator of which shall be the sum of (A) four times the average Market Value of one share of CarMax Stock (or such other common stock) over the period of five consecutive Trading Days ending on such date, (B) three times the average Market Value of one share of CarMax Stock (or such other common stock) over the period of five consecutive Trading Days ending on the fifth Trading Day prior to such date, (C) two times the average Market Value of one share of CarMax Stock (or such other common stock) over the period of five consecutive Trading Days ending on the 10th Trading Day prior to such date and (D) the average Market Value of one share of CarMax Stock (or such other common stock) over the period of five consecutive Trading Days ending on the 15th Trading Day prior to such date.

                  (r) "Net Proceeds" shall mean, as of any date with respect to any Disposition of any of the properties and assets attributed to the Circuit City Group or the CarMax Group, as the case may be, an amount, if any, equal to what remains of the gross proceeds of such Disposition after payment of, or reasonable provision is made as determined by the Board of Directors for, (A) any taxes payable by the Corporation (or which would have been payable but for the utilization of tax benefits attributable to the other Group) in respect of such Disposition or in respect of any resulting dividend or redemption pursuant to paragraphs B(5)(a)(i)(1)(a) or (b) of this Article, (B) any transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses and (C) any liabilities (contingent or otherwise) of or attributed to such Group, including, without limitation, any liabilities for deferred taxes or any indemnity or guarantee obligations of the Corporation incurred in connection with the Disposition or otherwise, and any liabilities for future purchase price adjustments and any preferential amounts plus any accumulated and unpaid dividends in respect of the Preferred Stock attributed to such Group. For purposes of this definition, any properties and assets attributed to the Group, the properties and assets of which are subject to such Disposition, remaining after such Disposition shall constitute "reasonable provision" for such amount of taxes, costs and liabilities (contingent or otherwise) as the Board of Directors determines can be expected to be supported by such properties and assets.

                  (s) "Number of Shares Issuable with Respect to the Inter-Group Interest" shall be determined by the Board of Directors prior to the first issuance of shares of CarMax Stock to be the number of shares of CarMax Stock that initially represents 100% of the common shareholders' equity of the Corporation attributable to the CarMax Group, which determination shall be set forth in a statement filed with the records of the actions of the Board of Directors; provided, however, that such number shall from time to time thereafter be:

                           (i) adjusted,  if before such  adjustment such number
                  is greater than zero, as determined by the Board of Directors to be appropriate to reflect equitably any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of the CarMax Stock or any dividend or other distribution of shares of CarMax Stock to holders of shares of CarMax Stock or any reclassification of CarMax Stock;

                           (ii) decreased (but to not less than zero), if before
                  such adjustment such number is greater than zero, by action of the Board of Directors by (1) the number of shares of CarMax Stock issued or sold by the Corporation that, immediately prior to such issuance or sale, were included in the Number of Shares Issuable with Respect to the Inter-Group Interest, (2) the number of shares of CarMax Stock issued upon conversion, exchange or exercise of Convertible Securities that, immediately prior to the issuance or sale of such Convertible Securities, were included in the Number of Shares Issuable with Respect to the Inter-Group Interest, (3) the number of shares of CarMax Stock issued by the Corporation as a dividend or other distribution (including in connection with any reclassification or exchange of shares) to holders of Circuit City Stock, (4) the number of shares of CarMax Stock issued upon the conversion, exchange or exercise of any Convertible Securities issued by the Corporation as a dividend or other distribution (including in connection with any reclassification or exchange of shares) to holders of Circuit City Stock, or (5) the number (rounded, if necessary, to the nearest whole number) equal to the quotient of (a) the aggregate Fair Value as of the date of contribution of properties or assets (including cash) transferred from the CarMax Group to the Circuit City Group in consideration for a reduction in the Number of Shares Issuable with Respect to the Inter-Group Interest divided by (b) the Market Value of one share of CarMax Stock as of the date of such transfer; and

                           (iii) increased by (1) the number of outstanding shares of CarMax Stock repurchased by the Corporation for consideration that is attributed as provided by paragraph B(7)(d) of this Article to the Circuit City Group and (2) the number (rounded, if necessary, to the nearest whole number) equal to the quotient of (a) the Fair Value of properties or assets (including cash) theretofore attributed as provided by paragraph B(7)(d) of this Article to the Circuit City Group that are contributed to the CarMax Group in consideration of an increase in the Number of Shares Issuable with Respect to the Inter-Group Interest, divided by (b) the Market Value of one share of CarMax Stock as of the date of such contribution and (3) the number of shares of CarMax Stock into or for which Convertible Securities are deemed converted, exchanged or exercised pursuant to the penultimate sentence of the definition of "Circuit City Group" in paragraph B(7)(d) of this Article.

                  (t) "Outstanding Carmax Fraction", as of any date, means the fraction (which may simplify to 1/1) the numerator of which shall be the number of shares of CarMax Stock outstanding on such date and the denominator of which shall be the sum of the number of shares of CarMax Stock outstanding on such date and the Number of Shares Issuable with Respect to the Inter-Group Interest on such date. A statement setting forth the Outstanding CarMax Fraction as of the record date for the payment of any dividend or distribution on either series of the Common Stock and as of the end of each fiscal quarter of the Corporation shall be filed by the Secretary of the Corporation in the records of the actions of the Board of Directors not later than ten days after such date.

                  (u) "Publicly  Traded" with respect to any security shall mean
         (i) registered under Section 12 of the Securities Exchange Act of 1934, as amended (or any successor provision of law), and (ii) listed for trading on the New York Stock Exchange or the American Stock Exchange (or any national securities exchange registered under Section 7 of the Securities Exchange Act of 1934, as amended (or any successor provision of law), that is the successor to either such exchange) or listed on The Nasdaq Stock Market (or any successor market system).

                  (v) "Redemption Date" shall mean the date fixed by the Board of Directors as the effective date for a redemption of shares of either series of the Common Stock, as set forth in a notice to holders thereof required pursuant to paragraphs B(5)(d)(iii), (iv) or (vi) of this Article.

                  (w) "Related Business Transaction" means any Disposition of all or substantially all the properties and assets attributed to the Circuit City Group or the CarMax Group, as the case may be, in a transaction or series of related transactions that result in the Corporation receiving in consideration of such properties and assets primarily equity securities (including, without limitation, capital stock, debt securities convertible into or exchangeable for equity securities or interests in a general or limited partnership or limited liability company, without regard to the voting power or other management or governance rights associated therewith) of any entity which (i) acquires such properties or assets or succeeds (by merger, formation of a joint venture or otherwise) to the business conducted with such properties or assets or controls such acquiror or successor and (ii) is primarily engaged or proposes to engage primarily in one or more businesses similar or complementary to the businesses conducted by such Group prior to such Disposition, as determined by the Board of Directors.

                  (x) "Trading Day" shall mean each weekday other than any day on which the relevant series of common stock of the Corporation is not traded on any national securities exchange or quoted on The Nasdaq National Market or in the over-the-counter market."

         C. Redesignation of Existing Common Stock. As of the effective date of the Articles of Amendment pursuant to which this Section C is added to these Amended and Restated Articles of Incorporation, and without any further action on the part of the Corporation or its shareholders, each share of the Common Stock then issued shall automatically be redesignated, changed and converted into one fully paid and nonassessable share of Circuit City Stock.


                                   ARTICLE VI
                                    DIRECTORS

         The number of directors shall be fixed by the bylaws. In the absence of such a provision in the bylaws, the number of directors shall be ten. In no event, however, shall the number of directors exceed seventeen. The directors of the corporation shall be divided into three classes as nearly equal in number as possible. The term of office of the first class of directors shall expire at the first annual meeting of stockholders after the initial election dividing directors into such classes, that of the second class shall expire at the second annual meeting after such election and that of the third class at the third annual meeting after such election. At each annual meeting of stockholders, successors to the class of directors whose terms shall then expire and any other nominees for election as a director of such class shall be elected to hold office until the third succeeding annual meeting. If the number of directors is changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible. Notwithstanding the foregoing, if the holders of one or more series of Preferred Stock voting as a separate class shall become entitled to elect members of the Board pursuant to the provisions of the Articles of Serial Designation for such series, the terms of all members of the Board of Directors previously elected shall expire at the time of such election and each director shall then serve until the next meeting of stockholders at which directors are elected; and whenever the holders of any series of Preferred Stock are no longer entitled to so elect directors voting as a separate class, all of the directors shall be elected by classes at the next annual meeting of stockholders held for such purpose in the manner provided hereinabove in this paragraph with respect to the initial election dividing directors into such classes. Subject to the foregoing, at each annual meeting of stockholders the successors to the class of directors whose terms shall then expire and any other nominees for election as a director of such class shall be elected to hold office until the third succeeding annual meeting. The aggregate number of vacancies resulting from an increase in the number of directors which may be created and filled by action of the Board of Directors between annual meetings of stockholders shall be limited to two.


                                  ARTICLE VIII
                                 INDEMNIFICATION

         A. Definitions. For purposes of this Article the following definitions shall apply:

         "Corporation" means this Corporation only and no predecessor entity or other legal entity.

         "Expenses" include counsel fees, expert witness fees, and costs of investigation, litigation and appeal, as well as any amounts expended in asserting a claim for indemnification.

         "Liability" means the obligation to pay a judgment, settlement, penalty, fine, or other such obligation, including, without limitation, any excise tax assessed with respect to an employee benefit plan.

         "Legal Entity" means a corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

         "Predecessor Entity" means a legal entity the existence of which ceased upon its acquisition by the Corporation in a merger or otherwise.

         "Proceeding" means any threatened, pending, or completed action, suit, proceeding or appeal whether civil, criminal, administrative or investigative and whether formal or informal.

         B. Indemnification of Directors and Officers. The Corporation shall indemnify and may contract in advance to indemnify an individual who is, was or is threatened to be made a party to a proceeding because he is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving the Corporation or any other legal entity in any capacity at the request of the Corporation against all liabilities and reasonable expenses incurred in the proceeding except such liabilities and expenses as are incurred because of his willful misconduct or knowing violation of the criminal law (regardless of whether the proceeding is by or in the right of the Corporation). The determination that indemnification under this Paragraph B is permissible and the evaluation as to the reasonableness of expenses in a specific case shall be made, in the case of a director, as provided by law, and in the case of an officer, as provided in Paragraph C of this Article; provided, however, that if a majority of the directors of the Corporation has changed after the date of the alleged conduct giving rise to a claim for indemnification, such determination and evaluation shall, at the option of the person claiming indemnification, be made by special legal counsel agreed upon by the Board of Directors and such person. Unless a determination has been made that indemnification is not permissible, the Corporation shall make advances and reimbursements for expenses incurred by a director or officer in a proceeding upon receipt of an undertaking from him to repay the same if it is ultimately determined that he is not entitled to indemnification. Such undertaking shall be an unlimited, unsecured general obligation of the director or officer and shall be accepted without reference to his ability to make repayment. The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a director or officer acted in such a manner as to make him ineligible for indemnification.

         C. Indemnification of Others. The Corporation may, to a lesser extent or to the same extent that the Corporation is required to provide indemnification and make advances and reimbursements for expenses to its
directors  and  officers,   provide   indemnification   and  make  advances  and
reimbursements for expenses to its employees and agents, the directors, officers, employees and agents of its subsidiaries and predecessor entities, and any person serving any other legal entity in any capacity at the request of the Corporation, and, if authorized by general or specific action of the Board of Directors, may contract in advance to do so. The determination that indemnification under this Paragraph C is permissible, the authorization of such indemnification and the evaluation as to the reasonableness of expenses in a specific case shall be made as authorized from time to time by general or specific action of the Board of Directors, which action may be taken before or after a claim for indemnification is made, or as otherwise provided by law. No person's rights under Paragraph B of this Article shall be limited by the provisions of this Paragraph C.

         D. Miscellaneous. Every reference in this Article to persons who are or may be entitled to indemnification shall include all persons who formerly occupied any of the positions referred to and their respective heirs, executors and administrators. Special legal counsel selected to make determinations under this Article may be counsel for the Corporation. Indemnification pursuant to this Article shall not be exclusive of any other right of indemnification to which any person may be entitled including indemnification pursuant to a valid contract, indemnification by legal entities other than the Corporation and indemnification under policies of insurance purchased and maintained by the Corporation or others. However, no person shall be entitled to indemnification by the Corporation to the extent he is indemnified by another, including an insurer. The Corporation is authorized to purchase and maintain insurance against any liability it may have under this Article or to protect any of the persons named above against any liability arising from their service to the Corporation or any other legal entity at the request of the Corporation regardless of the Corporation's power to indemnify against such liability. The provisions of this Article shall not be deemed to prohibit the Corporation from entering into contracts otherwise permitted by law with any individuals or legal entities, including those named above, for the purposes of conducting the business of the Corporation. If any provision of this Article or its application to any person or circumstance is held invalid by a court of competent jurisdiction, the invalidity shall not affect other provisions or applications of this Article, and to this and the provisions of this Article are severable.


                                   ARTICLE IX
                             LIMITATION OF LIABILITY

         To the full extent that the Virginia Stock Corporation Act, as it now exists or is hereafter amended, permits the limitation or elimination of the liability of directors or officers, a director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages.


                                    ARTICLE X
                            VOTE TO AMEND OR RESTATE

         As to each voting group entitled to vote on an amendment or restatement of these Amended and Restated Articles of Incorporation the vote required for approval shall be (i) the vote required by the Virginia Stock Corporation Act (as applied without regard to the effect of clause (iii) of this Article) if the effect of the amendment or restatement is (a) to reduce the shareholder vote required to approve a merger, a statutory share exchange, a sale of all or substantially all of the assets of the Corporation or the dissolution of the Corporation, (b) to modify any provision of Article VI of these Amended and Restated Articles of Incorporation, or (c) to delete all or any part of this clause (i) of this Article; (ii) the vote required by the terms of these Amended and Restated Articles of Incorporation, as amended or as restated from time to time, if such terms require the approval of more than a majority of the votes entitled to be cast thereon by such voting group; or (iii) a majority of the votes entitled to be cast thereon if neither clause (i) nor clause (ii) of this
Article is applicable.